1933 Act Registration No. 333-148578

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No.                 ☐

Post-Effective Amendment No.  4          ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No:  25

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MN 55415

(Address of Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 920-628-4045

NAME AND ADDRESS OF AGENT FOR SERVICE

Heather J. Thenell , JD

Senior Counsel

THRIVENT FINANCIAL FOR LUTHERANS

4321 North Ballard Road

Appleton, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Financial

Variable Universal Life Insurance II

Prospectuses

April 30, 2012

Thrivent Variable Life Account I

Thrivent Series Fund, Inc.

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THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

THRIVENT FINANCIAL VARIABLE UNIVERSAL LIFE II

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes the Thrivent Financial Variable Universal Life II Contract offered by Thrivent Financial for Lutherans to persons who are eligible for Thrivent Financial membership. The Contract is a flexible premium individual variable adjustable life insurance contract and is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know before purchasing the Contract. You should consider the Contract in conjunction with other insurance you own. Replacing your existing life insurance policy with this Contract may not be to your advantage. It also may not be to your advantage to finance the purchase or maintenance of this Contract through a loan or through withdrawals from another insurance policy.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Accounts. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (“Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Investment Management, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.

The date of this prospectus is April 30, 2012

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.

The Contract is a flexible premium variable adjustable life insurance contract. The Contract is built around its Accumulated Value. Accumulated Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Accounts. Premiums increase Accumulated Value. Charges and cash you withdraw from the Contract decrease Accumulated Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial surrender and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Contract Benefits

Death Benefit

At the time of purchase, you must select between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit.

Option 1 (Level Death Benefit Option). Under this option, the Death Benefit is the Face Amount or, if greater, the Accumulated Value multiplied by the death benefit factor. The death benefit factor depends on the Insured’s Attained Age. The Death Benefit for this option generally remains level.

Option 2 (Variable Death Benefit Option). Under this option, the Death Benefit is the Face Amount plus Accumulated Value, or, if greater, the Accumulated Value multiplied by the death benefit factor. The death benefit factor depends on the Insured’s Attained Age. The Death Benefit for this option will vary over time.

Death Proceeds

We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. The Death Proceeds will equal the Death Benefit and any insurance on the life of the Insured provided by Additional Benefits less any Debt and the lesser of (1) unpaid monthly deductions or (2) any unpaid No-Lapse Guarantee Premium. We will also deduct any amount paid by us after the date of death and before we were notified of the death.

No-Lapse Guarantee

Two No-Lapse Guarantees are generally available at issue: a 10-year and an extended No-Lapse Guarantee. The No-Lapse Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the No-Lapse Guarantee requirements are met. The 10-year No-Lapse Guarantee is in effect for ten Contract Years provided that you make timely payment of the required minimum premium amounts. The extended No-Lapse Guarantee is available for Contracts issued before age 65 and is in effect until the Contract Anniversary after the Insured reaches age 75. The extended No-Lapse Guarantee provides longer protection than the 10-Year guarantee provided you make timely payment of the required minimum premium amount. The extended No-Lapse Guarantee is optional and must be elected at the time of Application.

Access to Accumulated Value

Transfers. You may transfer Accumulated Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge up to $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account. Transfers into the DCA Fixed Account are not permitted.

Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract’s

CONTRACT BENEFITS/RISKS SUMMARY

Accumulated Value among Subaccounts (this excludes the Fixed Accounts) on a regular basis according to your instructions.

Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from either your Money Market Subaccount or the DCA Fixed Account to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. You may select the Money Market Subaccount as the source account at any time and for any length of time. You may select the DCA Fixed Account as the source account for Dollar Cost Averaging at any time for any 12 month period. A minimum premium of $1,000 is required to establish the DCA Fixed Account.

Loans. You may borrow the Accumulated Value of your Contract less any applicable Decrease Charge and Debt. The maximum annual interest rate charged on Debt is 5.5%. For amounts that are transferred as collateral to the Loan Account, we pay an annual rate of 4%. For additional information see Loans in this prospectus and in your Contract. Loans may have tax consequences. See Federal Tax Matters.

Single Partial Surrenders. You may withdraw part of your Accumulated Value by giving us Notice. During each Contract Year, we deduct up to a $25 charge from the Accumulated Value for each partial surrender after the first one. This charge does not apply to Automatic Partial Surrenders (see below) or partial surrenders made after the Insured’s Attained Age 121. Decrease Charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences.

Automatic Partial Surrenders. At any time after the end of the first Contract Year and while the Insured is alive, you may elect to have monthly automatic partial surrenders paid to you electronically.

Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. A surrender may result in a Decrease Charge depending how long your Contract has been in force. Surrenders may have tax consequences.

Premiums

Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You may elect to receive billing statements quarterly, semi-annually or annually. You also may elect to make pre-authorized automatic premiums using our electronic payments program. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center.

Electronic Payment Program. Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the Application or, after the time of Application, by giving us Notice.

Free Look Provision

You have the right to examine and cancel your Contract by mailing or delivering notice of cancellation along with your Contract to our Service Center or to your Thrivent Financial representative no later than 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be canceled. Review the cover page of your Contract for the specific length of the Free Look Period applicable to your Contract.) The period to examine and cancel begins when you receive your Contract. If you return your Contract and give written notice of cancellation during this period,

CONTRACT BENEFITS/RISKS SUMMARY

we will mail a refund to you within seven days after we receive your Contract and written notice of cancellation. In most states, this refund will equal the sum of the Accumulated Value on the date the Contract is returned to us plus any Percent of Premium Charge that was charged upon issue and any monthly deduction that was made. In other states, the refund equals the premium paid.

Ownership Rights

While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include, but are not limited to, selecting and changing the Beneficiary, changing the Face Amount of the Contract, and assigning the Contract.

Variable Account

The Variable Account is an investment account separate from the General Account sometimes known as a separate account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest.

Fixed Account

You may place money in the Fixed Account where it earns interest at the effective annual interest rate of at least 3.55% for the first 10 Contract Years and then at the effective annual rate of at least 3.2% thereafter. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our General Account.

DCA Fixed Account

If you elect this option we transfer amounts from the DCA Fixed Account to Subaccounts according to your allocation instructions for a period of 12 months from the time the DCA Fixed Account is funded. The amount in the DCA Fixed Account is credited with an interest rate that is determined in the year the payment is allocated to the DCA Fixed Account. If the payment is allocated in the first 10 Contract Years the effective annual interest rate for that 12 month period is at least 3.55%. If the payment is allocated after the first 10 Contract Years, the effective annual interest rate for that 12 month period is at least 3.2%. You may fund the DCA Fixed Account at any time initially, and thereafter at any time when no funds remain in the DCA Fixed Account.

Loan Account

The Loan Account is the amount securing any loan you make. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.

Accumulated Value

Accumulated Value is the sum of your amounts in the Subaccounts, the DCA Fixed Account, the Fixed Account and the Loan Account. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you select, interest we credit, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

Settlement Options

There are several ways of receiving proceeds under the Contract other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount you may apply to a settlement option is $2,000.

Additional Benefits

We offer several Additional Benefits under the Contract. There is a charge associated with most of these insurance benefits. Your Thrivent Financial representative can help you determine whether any of these benefits are suitable for you.

CONTRACT BENEFITS/RISKS SUMMARY

Contract Risks

Investment Risk

The Contract is not suitable as a short-term investment vehicle. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Accumulated Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Accounts, then we credit your Accumulated Value in the Fixed Accounts with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.55% for the first 10 Contract Years and then at least 3.2%.

Risk of Lapse

If your monthly deductions exceed your Cash Surrender Value, then unless your Contract has an active No-Lapse Guarantee in effect your Contract will enter a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. Your Contract generally will not lapse:

♦	if you make timely payment of the minimum premium amount required to keep a No-Lapse Guarantee in effect; or

♦

if you make a payment sufficient to cover the next two monthly deductions plus any additional amount necessary to bring your Cash Surrender Value to a positive balance before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

CONTRACT BENEFITS/RISKS SUMMARY

Surrender and Partial Surrender Risks

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals.

A Decrease Charge will be assessed if the Contract is surrendered in the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. If a partial surrender results in a decrease in Face Amount, a Decrease Charge applies to Face Amount decreases during the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. If you select a level Death Benefit Option, a partial surrender will generally reduce the Face Amount of the Contract. Depending on the amount of premium paid, or any decrease in Face Amount, there may be little or no Cash Surrender Value available to you at the time you surrender your Contract. Decrease Charges also reduce your Cash Surrender Value and therefore, in the early Contract Years, your Cash Surrender Value may be less than the premiums paid.

Even if you do not ask to surrender your Contract, Decrease Charges may play a role in determining whether your Contract will lapse (terminate without value). This is because Decrease Charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse in this section.

A partial surrender will reduce Accumulated Value, Death Benefit and the amount of premiums considered paid to meet the No-Lapse Guarantee Premium requirement.

A surrender or partial surrender may have tax consequences.

Loan Risks

A Contract loan, whether or not repaid, will affect the Accumulated Value over time because we transfer the amount of the Debt from the Subaccounts and/or Fixed Accounts as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.

We reduce the amount we pay on the Insured’s death by the amount of any outstanding Debt. Your Contract may lapse (terminate without value) if your Debt reduces the Cash Surrender Value to less than zero.

Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The amounts shown are the maximum amount charged unless otherwise noted. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, sex or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declaration page will indicate the specific charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800)847-4836.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value among the Subaccounts and the Fixed Accounts.

Transaction Fees

Charge	When Deducted	Amount Deducted

Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment[1]

Premium Tax Charge	Not applicable[2]	Not applicable[2]

Decrease Charge[3]	Upon surrender, lapse or any decrease in the Face Amount
Maximum		$51.00 per $1,000 of decrease in Face Amount
Minimum		$3.37 per $1,000 of decrease in Face Amount

Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount of $300,000, in the first Contract Year		$23.43 per $1,000 of decrease in Face Amount

1 If the Face Amount is more than $250,000, 4% of each premium payment. The Percent of Premium Charge may not be deducted in certain situations.

2 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.

3 The Decrease Charge applies to decrease in Face Amount during the first 10 Contract Years and during the first 10 years following an increase in Face Amount. The Decrease Charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero after year 10 (and to zero after the 10th year following an increase in Face Amount). Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. See Charges and Deductions.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Maximum Amount Deducted

Partial Surrender Charge	Upon each partial surrender[4]	$25 per withdrawal

Transfer Charge	Upon each transfer[5]	$25 per transfer

Accelerated Death Benefit	On exercise of benefit[6]	$150

Illustration of Hypothetical Values	Upon each request[7]	$25 per illustration

4 The charge applies upon each partial surrender in excess of one per Contract Year.

5 The charge applies to each transfer in excess of the first twelve transfers made in a Contract Year.

6 The charge may vary by state and may be lower in some states.

7 The charge applies upon each request in excess of one in a Contract Year. There is no charge for illustrations provided prior to Contract purchase.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance Charge[8]	On Date of Issue and monthly thereafter
Maximum		$999.96 per $1,000 of amount at risk[9]
Minimum		$0.18 per $1,000 of amount at risk[9]

Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $300,000, in the first Contract Year		$1.52 per $1,000 of amount at risk[9]

8 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), amount at risk, Face Amount, risk class and duration of the Contract.

9 For more information on the calculation of this charge see Charges and Deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Asset Charge	On Date of Issue and monthly thereafter	0.55% of the Accumulated Value[10]
A charge based on Accumulated Value

Mortality and Expense Risk Charge A banded charge based on Subaccount Accumulated Value	On Date of Issue and monthly thereafter	0.45% of the Subaccount Accumulated Value[11]

Per Unit Charge[12]	On Date of Issue and monthly after issue, and monthly after Face Amount increase
Maximum Charge		$6.00 per $1,000 of Face Amount
Minimum Charge		$0.00 per $1,000 of Face Amount

Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $300,000, in the first Contract Year		$0.74 per $1,000 of Face Amount

Basic Monthly Charge	On Date of Issue and monthly thereafter	$108[13]

Debt Interest	Accrues daily	5.5% on Debt[14]

Preferred Debt Interest	Accrues daily	5% on preferred Debt[14]

10 The amount applies during the first ten Contract Years. After the 10th Contract Year, the maximum annual rate drops to 0.20% of the Accumulated Value.

11 Maximum mortality and expense charge. Actual current charges may be less. For more information on this charge see Charges and Deductions.

12 The charge applies for the first 120 months after issue and the first 120 months after an increase in Face Amount. See Charges and Deductions.

13 Charge shown is for adults (18 + years) and equates to $9.00 per month. For juvenile (0-17 years) Contracts, the charge is $90 per year, which equates to $7.50 per month.

14 Reflects gross interest rate before crediting of interest. The interest accrues daily and is not deducted from the Accumulated Value. The net accrued interest is added to the Debt. See Loans.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Additional Benefit Charges:[15]
Accidental Death Benefit	On the rider date of issue and monthly thereafter[16]
Maximum		$2.88 per $1,000 of rider coverage amount
Minimum		$0.36 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		$0.60 per $1,000 of rider coverage amount
Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[17]
Maximum		$999.96 per $1,000 of rider coverage amount
Minimum		$0.43 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount/rider coverage amount of $300,000[18], in the first Contract Year		$1.44 per $1,000 of rider coverage amount

15 Charges for Additional Benefits may vary based on Attained Age or Issue Age, sex (in most states), risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. Before you purchase a Contract, we will provide you a free personalized illustration of your future benefits under the Contract.

16 This charge applies until the Insured’s Attained Age 70.

17 This charge applies until the end of the term period.

18 The amount of coverage includes $150,000 of base coverage and $150,000 of term rider coverage with a total of $300,000 in coverage.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Applicant Waiver of Selected Amount Benefit Charge	On the rider date of issue and monthly thereafter
Maximum		195% of the selected monthly premium amount[19]
Minimum		5% of the selected monthly premium amount[19]

Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year.		6% of the selected monthly premium amount[19]
Child Term Life Insurance Benefit	On the rider date of issue and monthly thereafter	$6.00 per $1,000 of rider coverage amount[20]
Annual Increase Benefit		No charge for this benefit[21]
Disability Waiver of Monthly Deduction Benefit	On the rider date of issue and monthly thereafter
Maximum		195.5% of all monthly deductions[22]
Minimum		4.8% of all monthly deductions[22]

Charge for a male Insured, Issue Age 40, in the standard risk class		7.7% of all monthly deductions[22]

19 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the 10-Year No-Lapse Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code. Please see Additional Benefits for more information on applicability of this charge.

20 The charge applies until Insured’s Attained Age 80.

21 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.

22 The charge applies until Insured’s Attained Age 65. Monthly deductions include cost of insurance charge, benefit rider charges, basic monthly charge, per unit charge, asset charge, and mortality and expense risk charge.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter
Maximum		98% of the selected monthly premium amount[23]
Minimum		1.9% of the selected monthly premium amount[23]

Charge for a male Insured, Issue Age 40, in the standard risk class		3.7% of the selected monthly premium amount[23]
Guaranteed Increase Option Benefit	On the rider date of issue and monthly thereafter
Maximum		$2.52 per $1,000 of rider coverage amount[24]
Minimum		$0.36 per $1,000 of rider coverage amount[24]

Charge for an Insured, Issue Age 0		$0.36 per $1,000 of rider coverage amount[24]
Spouse Term Life Insurance Benefit	On the rider date of issue and monthly thereafter
Maximum		$999.96 per $1,000 of rider coverage amount[25]
Minimum		$0.43 per $1,000 of rider coverage amount[25]

Charge for a female Insured, Issue Age 35, in the standard nontobacco risk class with a rider coverage amount of $350,000, in the first Contract Year		$1.20 per $1,000 of rider coverage amount[25]

23 The charge applies until Insured’s Attained Age 65. Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the 10-Year No-Lapse Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.

24 The charge applies until the first rider anniversary on or after Insured’s age 43.

25 The charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the end of the term period.

FEE TABLES

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[26]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	2.99%	0.42%

26 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.41% to 1.40%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2011 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

THRIVENT FINANCIAL FOR LUTHERANS AND THE GENERAL ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the State of Wisconsin. We are licensed to do business as a fraternal benefit society in all states and the District of Columbia. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is located at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

General Account

The General Account consists of all assets owned by Thrivent Financial other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. The Fixed Accounts are part of our General Account. Each quarter, we will declare an effective annual interest rate for the Fixed Accounts. We guarantee that the effective annual interest rate will never be less than 3.55% for the first 10 Contract Years and then at least 3.2% thereafter. We may credit interest at a rate in excess of these guarantees.

The Fixed Accounts have not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Accounts have not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Accounts nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

DCA Fixed Account

The DCA Fixed Account is an account for which you direct an amount to be transferred from the DCA Fixed Account to one or more Subaccounts on a monthly basis for 12 months. Like the Fixed Account above, we credit interest daily on amounts in the DCA Fixed Account. The interest rate credited to this account is determined on the date the amount is allocated to the DCA Fixed Account. The interest rate will be effective for 12 months and will never be less than the applicable guaranteed rate, described above for the Fixed Accounts.

Loan Account

When you obtain a loan, Accumulated Value equal to the amount of the loan is taken from the Subaccounts and moved to a Loan Account. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from other amounts in your Contract. The Loan Account is equal to the amount transferred from any Subaccount, and/or Fixed Accounts to secure the loan plus the difference between any interest credited and interest charged.

THRIVENT FINANCIAL FOR LUTHERANS AND THE GENERAL ACCOUNT

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of Contracts, other than those portions of any Contract that provide variable benefits based on the experience of a separate account, become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Accounts according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund at net asset value. We describe these Portfolios and their investment objectives later in this prospectus. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio and fees and charges under the Contract. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for the purposes of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other contract liabilities of the Variable Account arising under the contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦

Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

♦	Combine the Variable Account with other variable accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.

Subaccounts and the Fund

You may allocate Net Premiums to one or more of the Subaccounts. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio[1]	To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II1	To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio	To seek long-term capital appreciation.

1 As of May 25, 2012, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of May 24, 2012.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner International Stock Portfolio[1]	To achieve long-term growth of capital.

Thrivent Partner Socially Responsible Stock Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II1	To achieve long-term growth of capital and future income.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio[1]	To seek to maximize income.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

1 As of May 25, 2012, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of May 24, 2012.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s,” “S&P”, “Standard & Poor’s 500”, “500,” “Standard & Poor’s SmallCap 600 Index,” “S&P SmallCap 600 Index,” “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or that an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial is responsible for determining which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in federal income tax law;

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

♦	Changes in the investment management of the Fund; or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Managers Limited

♦	Atlanta Capital Management Company, LLC

♦	Calamos Advisors LLC

♦	Calvert Investment Management, Inc.

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	OppenheimerFunds, Inc.

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management Inc.

♦	T. Rowe Price Associates, Inc.

♦	Turner Investments, L.P.

♦	Victory Capital Management Inc.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract to the extent required by law. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

We issue Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We also issue Contracts when the proposed Insured is younger than age 16, but is otherwise eligible for benefit membership. The benefit member is approved by Thrivent and will be named in the Application.

While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract.

If the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured/Owner in this case and retain control over the Contract. The adult is referred to as the applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

After the juvenile Insured/Owner attains age 16, control will transfer to the Insured/Owner on the earlier of:

♦	the Contract Anniversary after the Insured’s 21st birthday;

♦	the date on which the applicant controller transfers control to the Insured/Owner by giving us Notice; or

♦	the date of death of the applicant controller.

If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

Applying for a Contract

We sell the Contract through our Thrivent Financial representatives who also are registered representatives of Thrivent Investment Management Inc. To apply for a Contract please contact your Thrivent Financial representative. You can locate your Thrivent Financial representative by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Purchasing a Contract

In order to purchase a Contract, you must submit a completed Application and an initial premium to us at our Service Center through any Thrivent Financial representative. We will begin processing your request to purchase a Contract when we receive the Application in Good Order.

In general, we may issue Contracts on Insureds up to age 80 to persons who are eligible for membership in Thrivent Financial. The minimum Face Amount will vary depending upon your age. For ages 17 and under, the minimum issue amount is $25,000. For ages 18 to 80, the minimum amount is $100,000 (minimum ages and issue amounts may vary in certain states). We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts to purchase this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine that this Contract is better for you. For example, does this Contract have additional features that meet your financial objectives more completely?

You should consider all of the following before exchanging existing insurance for this Contract.

♦	You may have to pay a decrease or surrender charge on your existing insurance, and this Contract

THE CONTRACT

imposes a new Decrease Charge period. Decrease Charges have an impact on the available Cash Surrender Value.

♦	Value transferred from your existing insurance may be applied to expenses including commissions for this Contract.

♦	You generally pay higher premiums at older ages. In addition, if your health has declined, you may pay higher premiums.

♦	A new contract also has a new two year contestability period in which an insurance company may dispute a death claim based on a material misstatement in the Application.

You should speak with your financial professional or tax advisor to determine whether the exchange of an existing insurance policy for this Contract will be a tax-free exchange. If you surrender your existing insurance policy for cash and then purchase this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.

If the premium is coming from the issuer of your existing insurance policy, the issuance of this Contract may be delayed.

Term Conversion

Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.

If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.

Review this opportunity with your Thrivent Financial representative to determine whether it is available to you and right for you.

When Insurance Coverage Takes Effect

No insurance will take effect unless and until all of the following conditions are present and satisfied during the lives of all persons to be insured: (a) the Contract has been issued and delivered to you; (b) the first full premium has been paid; and (c) the health of all persons to be insured remains as stated in the Application. We begin to deduct monthly deductions from your Accumulated Value on the Contract Date. Monthly deductions apply as of the Date of Issue.

Free Look Provision

Your Contract provides for an initial Free Look Period. You, as the Owner, have the right to examine and cancel your Contract within 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be cancelled.) To cancel your Contract you may either:

♦	deliver or mail your Contract along with Notice to your Thrivent Financial representative, or

♦	deliver or mail your Contract along with Notice to cancel to the Service Center.

Notice given by mail and return of the Contract by mail are effective on being postmarked, properly addressed and postage prepaid.

Within seven days after we receive your request for cancellation, we will cancel the Contract and send you a refund.

In most states, we will refund to you an amount equal to the Contract’s Accumulated Value plus any Percent of Premium Charge and any monthly deduction made. To determine the amount to refund, we will use the Accumulation Unit Value as of the date the returned Contract or notification of cancellation is received by us. This amount may be different than the premium you paid depending upon the investment experience of the Subaccount(s) you selected. If you elect to allocate the premium paid into the Subaccount(s)

THE CONTRACT

during the free look period, you do so at your risk. In other states, the amount we refund under the free look provision is the sum of premiums you paid. We may postpone payment of the refund under certain conditions.

Incontestability Provision

We will not contest the validity of your Contract after it has been in force during the Insured’s lifetime for two years from the Date of Issue except for any provisions granting benefits in the event of total disability.

Misstatement of Age or Sex Provision

If the insured’s age or sex has been misstated, amounts provided by the contract will be adjusted using one of the following methods:

1.	If misstatement is discovered upon the Insured’s death, the Face Amount will be changed to be the amount that would have been provided by the most recent cost of insurance deduction using the correct age and sex. The Death Proceeds on the date of change will not be less than the Cash Surrender Value prior to the change.
2.	If misstatement is discovered while the Insured is living, the Accumulated Value will be changed to be the amount that would have been provided if the correct age and sex had been used to calculate values beginning on the Date of Issue. However, if this would result in termination of the contract, the Accumulated Value will not change and the Face Amount will be changed as in (1) above. All future contract charges will be based on the correct age and sex.

These methods will be revised as necessary for the Contract to continue to qualify as life insurance under federal tax law.

Suicide Exclusion Provision

If the Insured dies by suicide within two years after the Date of Issue, the Death Proceeds of this Contract are limited to premiums paid less the sum of: (1) any Debt; and (2) any partial surrenders. If the Insured dies by suicide within two years after the effective date of an increase in Face Amount, the Death Proceeds with respect to the increase are limited to the cost of insurance and per unit charge for the increase.

Ownership Rights

The Contract belongs to the Owner named in the Application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the Application specifies another person as the Owner, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Contract Owner may transfer ownership of the Contract, if the new owner is eligible under our Bylaws, or assign the Contract as collateral by giving Notice. Transfer of ownership will be effective as of the date you sign the Notice or, if the Notice is not dated, on the date the Notice is received at our Service Center.

The Contract Owner may name one or more Beneficiaries to receive Death Proceeds. The Contract Owner will classify each Beneficiary as primary or contingent. Upon the Insured’s death, we will pay the Death Proceeds to the Beneficiaries as follows:

1.	Proceeds will be paid the primary Beneficiaries who are then alive.
2.	If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.

THE CONTRACT

3.	If no Beneficiary survives, proceeds will be paid to the Contract Owner or, if the Insured is the Contract Owner, to the Insured’s estate.

Other designations or successions of beneficiaries may be arranged with us. Any beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before Death Proceeds have been paid will be deemed to have died before the Insured.

The Contract Owner may change the Beneficiary by giving Notice while the Insured is living. Notice must be received by the Service Center and approved before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we receive Notice.

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any provisions of the Contract.

Death and Surrender

Your Contract will terminate if the Contract lapses, the Insured dies or if you surrender the Contract.

State Variations

Any state variations in the Contract are covered in a special policy form for use in that state. If you would like to review a specimen copy of the Contract and Additional Benefits, contact our Service Center. Contracts may not be available in all states.

PREMIUMS

Initial Premium

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Accounts. If your Application is in Good Order and we approve your Application, we will allocate your initial premium to your selected Subaccounts, DCA Fixed Account and/or Fixed Account as of the Contract Date. See Net Premiums & Premium Allocation. If we determine the Application and corresponding materials are not in Good Order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the Contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your Application and return your premium payment.

We will issue your Contract if you meet all underwriting and other requirements. We issue contracts only with a Date of Issue between the 1st and the 28th of any month. New Contracts that would otherwise receive a Date of Issue of the 29th through the 31st of any month will instead be given a Date of Issue of the 28th day of the month.

The minimum premium required to issue the Contract is equal to the 10-Year No-Lapse Guarantee premium unless the extended No-Lapse Guarantee is elected in the Application. If you elect the optional extended No-Lapse Guarantee, the initial premium cannot be less than the extended No-Lapse Guarantee premium. See No-Lapse Guarantee.

Flexible Premiums

This Contract is a flexible premium variable adjustable life contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally,

PREMIUMS

we do not accept cash, most starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or most third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. We will send you billing statements for an amount you select. You may select quarterly, semi-annual or annual statements. You may also elect to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.

We recommend that you pay at least a No-Lapse Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse in the event the Cash Surrender Value is not sufficient to pay the monthly deductions. See No-Lapse Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Federal Tax Matters. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.

Premium in Default and Grace Period

Unless a No-Lapse Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, whenever the Contract Debt exceeds the Accumulated Value, the grace period provision will apply. We will notify you of the premium required to keep the contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected. You should discuss the amount with your Thrivent Financial representative. The Contract will continue in force through the grace period.

If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract Debt.

Net Premiums & Premium Allocation

We deduct a Percent of Premium Charge of 5% on each premium while the Face Amount is less than $250,000, otherwise 4% of each premium. The remainder of the premium is the “Net Premium.” The Percent of Premium Charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Accounts according to your allocation instructions.

We will allocate your Net Premium according to the allocation instructions on your Application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Definitions for “Valuation Date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUMS

Premium Billing

We will send premium billings based on the amount and interval of premium payments that you requested at the time of Application. Upon our approval, the Contract Owner may change the amount, the interval or the method of billing.

Electronic Payment Program

Our electronic payment program allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. All premiums are credited at the end of the Valuation Date when the premium is received. To set up the electronic payment program you may complete the applicable section on the Application or, after the time of Application on the appropriate Thrivent Financial form.

Limits

We reserve the right to:

♦	limit the amount of premiums; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code also excludes increases in Accumulated Value, prior to receipt, from the income of the Contract Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded unless the premium is required to keep the contract in force.

In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code, or in limited circumstances may increase the Death Benefit.

NO-LAPSE GUARANTEE

A No-Lapse Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. If timely payment of a minimum premium amount (the No-Lapse Guarantee Premium) is received and the monthly deduction to be made exceeds the Accumulated Value less any Debt, no deduction will be made. Instead, the monthly deduction will be postponed until the next day on which the Accumulated Value less any Debt exceeds the amount of the postponed monthly deduction. At that time the postponed amount will be deducted from the Accumulated Value.

The No-Lapse Guarantee Premium is the minimum monthly premium required to keep your No-Lapse Guarantee in effect. We show your particular No-Lapse Guarantee Premiums in your Contract. The No-Lapse Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The No-Lapse Guarantee will vary by Issue Age, sex, Face Amount, Additional Benefits, Death Benefit Option, and risk class (which may include ratings).

Under the Contract, two No-Lapse Guarantees are generally available depending on the amount of your initial premium and Issue Age: the 10-Year and the extended No-Lapse Guarantee.

NO-LAPSE GUARANTEE

10-Year No-Lapse Guarantee

The 10-Year No-Lapse Guarantee is automatically available to you when you purchase the Contract. The 10-Year No-Lapse Guarantee ensures your Contract will not lapse for the first 10 Contract Years as long as premium requirements are met. The latest possible termination date for the 10-Year No-Lapse Guarantee is the Contract Anniversary after 10 Contract Years.

Extended No-Lapse Guarantee

The extended No-Lapse Guarantee is available to you if the Insured’s Issue Age is less than 65 and if you elected the extended No-Lapse Guarantee in the Application. The extended No-Lapse Guarantee provides a longer level of guarantee than the 10-Year. The latest possible termination date for the extended No-Lapse Guarantee is the Contract Anniversary after the Insured’s 75th birthday.

The type of guarantee, the amount of the No-Lapse Guarantee Premium and termination date for the guarantee are shown on the schedule page of your Contract.

Each month, we will determine if a No-Lapse Guarantee remains in effect. A No-Lapse Guarantee will remain in effect if the accumulation with interest of all premiums paid and credited less any partial surrenders and Debt is greater than or equal to the accumulation with interest of No-Lapse Guarantee Premiums for that guarantee since the Date of Issue. The rate used for this accumulation is 4.0% for the 10-year guarantee and 3.0% for the extended guarantee. If the Contract includes a disability waiver of monthly deduction benefit, the No-Lapse Guarantee Premium will not be added to this accumulation on any Monthly Anniversary on which we waive or credit the Monthly Deduction under that rider.

If this requirement is not met, and the No-Lapse Guarantee has not terminated, the No-Lapse Guarantee will become inactive. We will notify you and any assignee of the amount required to reactivate that guarantee. The notification will specify a period of time during which you may pay the amount required to reactivate that guarantee. That period will end no less than 61 days after we send notification. While the Contract is in force, any inactive No-Lapse Guarantee can be reactivated by paying premiums sufficient to meet the requirements for that guarantee. If you do not pay the amount required for reactivation, the No-Lapse Guarantee will terminate:

♦ 10-Year No-Lapse Guarantee	The earlier of (1) the Monthly Anniversary on which the 10-Year No Lapse Guarantee has been continuously inactive for 6 months or (2) the 10-Year No-Lapse Guarantee Termination Date shown in your Contract.

♦ Extended No-Lapse Guarantee	The earlier of (1) the Monthly Anniversary on which the Extended No-Lapse Guarantee has been continuously inactive for 12 months or (2) the Extended No-Lapse Guarantee Termination Date shown in your Contract.

However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement. If the Contract is in force and an inactive No-Lapse Guarantee is due to terminate prior to its termination date, we will notify you of the premium required to reactive that guarantee. This notification will be sent to you at the address last known to us at least 31 days before the Monthly Anniversary on which the No-Lapse Guarantee is due to terminate. If the required premium is received by our Service Center before that Monthly Anniversary, the No-Lapse Guarantee will be reactivated. Otherwise, the No-Lapse Guarantee will terminate on that Monthly Anniversary. A No-Lapse Guarantee that has terminated cannot be reactivated.

NO-LAPSE GUARANTEE

If you change your Face Amount, Death Benefit Option, risk class, or Additional Benefits, we will correspondingly change the No-Lapse Guarantee Premium. Any new No-Lapse Guarantee Premium applies from the effective date of the change.

Please note that the No-Lapse Guarantee will terminate automatically as determined by the type of No-Lapse Guarantee (described above). After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.

CONTRACT VALUES

Accumulated Value

On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the accumulated values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account and may change daily.

The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any accumulated value in the Fixed Account, DCA Fixed Account and the Loan Account.

While Debt is not deducted from Accumulated Value, Debt does reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Debt does not share in the investment performance of the Subaccounts and accrues interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Accounts.

Over the life of your Contract, many factors determine its Accumulated Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Accounts and Loan Account;

♦	loans taken and Debt repayments;

♦	interest charged for any loans taken;

♦	partial surrenders taken; and

♦	charges and deductions taken.

Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

Amounts held in the Fixed Accounts are invested with our General Account assets. Interest will be credited on amounts allocated to the Fixed Accounts. Interest is compounded daily and the effective annual interest rate will never be less than 3.55% annually for the first 10 Contract Years and then at least 3.2% thereafter and is subject to the Contract charges and deductions.

Fixed Account

The Fixed Account accumulated value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccounts and/or Loan Account, interest credited, partial surrenders, and any deductions. Each day the accumulated value in the Fixed Account will change based upon these factors. Review your Contract for further detail.

CONTRACT VALUES

DCA Fixed Account

The DCA Fixed Account accumulated value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program, transfers of accumulated value to the Subaccounts and/or Loan Account, interest credited, partial surrenders, and any deductions. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.

Loan Account

You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulated value in the Loan Account will change based on these factors.

Variable Account Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	Accumulated value is transferred to the Subaccount from another Subaccount or from the Fixed Accounts; or

♦	Debt is repaid.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	Accumulated value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	surrenders, partial surrenders and Decrease Charges that are not the result of a partial surrender are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount; or

♦	Contract loans or accrued interest on loans are transferred from the Subaccount to the Loan Account.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Portfolio;

♦

divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.

Cash Surrender Value

The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any Decrease Charges and any outstanding Debt and any unpaid monthly deductions. The Cash Surrender Value changes daily, reflecting,

CONTRACT VALUES

among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Accounts and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding Debt.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount accumulated value, Fixed Account accumulated value, DCA Fixed Account accumulated value and Loan Account accumulated value, the total Accumulated Value and the Cash Surrender Value at least annually.

PARTIAL SURRENDERS AND SURRENDERS

To completely surrender your Contract and receive your Cash Surrender Value or to make a partial surrender, you must submit Notice to our Service Center. You may obtain information as to a surrender or partial surrender by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Request to receive funds with a value of $100,000 or more;

♦	Request to send funds to an address other than the one listed for the Contract Owner;

♦	Request to wire funds or directly deposit funds to a bank account with a bank account registration different than the bank account listed for the Contract Owner;

♦	Request to make funds payable to someone other than the Contract Owner;

♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and
♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.

Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.

Partial Surrenders

Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value upon giving Notice. Partial surrenders are implemented by either the redemption of Accumulation Units or reduction in the Fixed Accounts’

PARTIAL SURRENDERS AND SURRENDERS

balance. The partial surrender will be taken from the Subaccounts and Fixed Accounts according to the ratio that the Contract’s accumulated value in the Subaccount or Fixed Accounts bears to the total Accumulated Value less any accumulated value in the Loan Account at the time of the partial surrender. With our approval, you may choose other allocations of a single partial surrender.

A partial surrender may have tax consequences. See Federal Tax Matters. It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Federal Tax Matters.

Single Partial Surrenders

Each single partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. A partial surrender charge of $25 will apply to each partial surrender in excess of one in a Contract Year. This charge does not apply to automatic partial surrenders (see below) or partial surrenders made after the Insured’s Attained Age 121. An amount withdrawn may not be repaid.

Automatic Partial Surrenders

At any time after the end of the first Contract Year and while the Insured is alive, you may elect to have monthly automatic partial surrenders paid to you electronically. Automatic partial surrenders are subject to the following:

1.	The amount of each surrender must be at least $100 each month.
2.	The number of automatic partial surrenders that you elect must be at least 12.
3.	The Cash Surrender Value on the date that you elect automatic partial surrenders must be at least twelve times the monthly amount elected.
4.	Automatic partial surrenders will continue until the earliest of:
a.	The date when we have paid the number of automatic surrenders elected by you;
b.	The date you give us Notice to terminate automatic partial surrenders;
c.	The date that an automatic partial surrender would reduce the Face Amount to less than the minimum Face Amount or reduce the Cash Surrender Value to less than $300; and
d.	The date this Contract terminates.
5.	Only one automatic surrender election may be in effect at any time.

For a Contract with Option 1 (Level Death Benefit Option):

A partial surrender will reduce your Accumulated Value, Face Amount, Death Benefit and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirements. If the Death Benefit is equal to the Face Amount at the time of the partial surrender, then the Face Amount will be decreased by the surrender amount that we pay to you and by any taxes that we withhold. If the Death Benefit on the effective date of the partial surrender is based on the Death Benefit factor (because the Death Benefit is greater than the Face Amount), then the Face Amount will be decreased only if, on that day, the surrender amount that we pay to you, plus any taxes that we withhold, exceeds the Death Benefit minus the Face Amount. In that case, the Face Amount will be decreased by i) the surrender amount that we pay to you plus any taxes that we withhold; less ii) the Death Benefit less the Face Amount prior to the surrender. A Decrease Charge applies to any partial surrender that causes us to decrease the Face Amount in the first 10 Contract Years or 10 years after an increase in Face Amount. See the detailed Decrease Charge explanation in the Charges and Deductions section.

The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.

PARTIAL SURRENDERS AND SURRENDERS

For a Contract with Option 2 (Variable Death Benefit Option):

A partial surrender will reduce the Accumulated Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the No-Lapse Guarantee Premium requirement. A partial surrender will not reduce the Face Amount.

Full Surrender

You may surrender this Contract by sending Notice to our Service Center while the Insured is living. If you surrender your Contract, you will receive the Cash Surrender Value. The surrender will be effective on the day we receive Notice. Insurance coverage ceases on the effective date of the surrender.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically process any surrender, partial surrender, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed or trading is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of Contract Owners.

Except when used to pay premiums due on contracts with us, we also may postpone any transfer from the Fixed Accounts or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Accounts for not more than 6 months from the day we receive Notice and, if required, your Contract.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or Death Benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.

You may make twelve transfers per Contract Year without charge. There will be a charge of not more than $25 for each transfer in excess of twelve excluding any automatic transfers from the DCA Fixed Account or the Money Market Subaccount. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.

Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. If the accumulated value in the Fixed Account immediately before the transfer is at least $2,000, the amount transferred may not exceed 25% of the accumulated value in the Fixed Account. Otherwise, the amount transferred may not exceed $500.

TRANSFERS

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or the entire Accumulated Value in that Subaccount or Fixed Account, if less.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Dollar Cost Averaging

Your Contract provides for two different Dollar Cost Averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts. Dollar Cost Averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging program allows such investments to be made in equal

TRANSFERS

installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.

Neither Dollar Cost Averaging program allows you to make automatic transfers to the Fixed Account. You may participate in a Dollar Cost Averaging program by giving Notice. The Dollar Cost Averaging programs you may participate in are described below.

Dollar Cost Averaging from the DCA Fixed Account

You may dedicate a premium of at least $1,000 to be allocated to a one-year allocation in the DCA Fixed Account for automatic monthly transfers to one or more Subaccounts. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is allocated to the DCA Fixed Account and will be guaranteed for the duration of the one-year period.

One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month like the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the first business day of the next month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.

Dollar Cost Averaging from the Money Market Account

You may establish a Dollar Cost Averaging program to make periodic transfers of at least $50 from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you select (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until we receive Notice from you to discontinue the program, whichever is sooner. If the amount remaining in the Thrivent Money Market Subaccount drops below the amount you established to be transferred, the entire remaining balance will be transferred on the next transfer date and the Money Market Dollar Cost Averaging program will be discontinued. If the program is discontinued and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.

Automatic Asset Rebalancing Program

As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Accounts). You may select to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.

Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th or 31st). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.

You can elect to participate in the program at the time of Application or at a later time. To elect to participate in the program after Application, we must receive

TRANSFERS

Notice at our Service Center from you. This request will override any previous allocations you may have selected. Rebalancing continues until you stop or change it. You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program.

Periodic rebalancing takes into account increases and decreases in accumulated values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.

Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with written Notice. If, due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.

We reserve the right to suspend or limit telephone and online transactions.

Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

LOANS

While the Insured is living, you may, by giving Notice, use your Contract as security for a loan. The maximum available loan amount is an amount such that the total Debt will not exceed 100% of Accumulated Value less Decrease Charges on the date of the loan. For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5.5% on the Debt.

Beginning in the eleventh Contract Year, the preferred Debt on any day is the portion of the Debt that does not exceed a percentage of the Accumulated Value at the beginning of the Contract Year. The percentages that apply in each Contract Year are as follows:

Contract Year	Percentage of Accumulated Value
11	10%
12	20%
13	30%
14	40%
15	50%
16	60%
17	70%
18	80%
19	90%
20+	100%

Interest will accrue on a daily basis at a maximum annual rate of 5% on any preferred Debt.

When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the Debt. Accumulated Value will be transferred from the Subaccounts or Fixed Accounts according to the Account Ratios on the date of the loan; or according to any other administrative option you select and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 4% annually will be credited to the Loan Account.

While your Contract is in force and the Insured is living, you may repay, at any time, all or part of your Debt. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.

Upon your request, we will set up Debt repayment schedule for you. When you repay all or part of Debt, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and to the Fixed Accounts according to the premium allocation percentages in effect at the time of repayment. Total Accumulated Value does not increase as a result of Debt repayment. The longer the loan is outstanding, the greater the negative impact it may have on Accumulated Value growth.

Debt reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, Debt may cause your Contract to lapse. If your Contract lapses with outstanding Debt, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly deductions are greater than your Cash Surrender Value,

♦	there is not an active No-Lapse Guarantee, and

♦	payment of the premium to keep the Contract in force is not paid within 61 days of the date notification of the Cash Surrender Value deficiency is deposited in the mail.

If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed unless it was surrendered (some states may allow a longer period to be able to reinstate your Contract). To reinstate your Contract we require:

1.	An application for reinstatement submitted to us at our Service Center;
2.	Evidence of insurability that meets our standards;
3.	Payment of one of the following amounts:
a.	A premium sufficient to cover:
i.	Any monthly deductions that were not made before the grace period because they were postponed under a No-Lapse Guarantee; and
ii.	The monthly deductions that were not made during the grace period; or
b.	If the effective date of reinstatement is before the termination date of the 10-year No-Lapse Guarantee and no more than 6 months after the last date on which that guarantee became inactive, a premium sufficient to reactive the 10-year No-Lapse Guarantee; or
c.	If the Contract includes an extended No-Lapse Guarantee and the effective date of reinstatement is before the termination date of that guarantee and no more than 12 months after the last date on which that guarantee became inactive, a premium sufficient to reactivate the extended No-Lapse Guarantee;
4.	Payment of a premium sufficient to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and
5.	Repayment of all Debt existing at the end of the grace period.

The effective date of a reinstatement will be the date the application for reinstatement is approved by us. The Accumulated Value on that date will be equal to:

♦	The Accumulated Value at the end of the grace period; plus

♦	The Net Premium received to reinstate this Contract; less

♦	Any postponed or unpaid monthly deductions made on that date.

Any Decrease Charge on or after reinstatement will be the same as if the Contract had always been in force since the Date of Issue.

You may reinstate any Additional Benefits that were in effect prior to lapse that would not have otherwise terminated pursuant to provisions of the Additional Benefit rider before the effective date of reinstatement.

A No-Lapse Guarantee will be included on a reinstated contract only if that guarantee did not terminate before the effective date of reinstatement and you pay an amount sufficient to reactivate a No-Lapse Guarantee. Any No-Lapse Guarantee that could have been reactivated by paying a sufficient premium will be included on the reinstated contract in inactive status.

CONTRACT LAPSE AND REINSTATEMENT

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay Death Benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.

Transaction Fees

Percent of Premium Charge

We charge a Percent of Premium Charge of 5% on each premium while the Face Amount is less than $250,000, otherwise 4% of each premium. The resulting amount available after the charge is the Net Premium. We use this Percent of Premium Charge to cover distribution costs. We credit the Net Premium to the Subaccounts and Fixed Accounts according to your allocation instructions. The Percent of Premium Charge may be waived in certain situations.

Decrease Charge

If you elect to surrender your Contract, reduce the Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable Decrease Charge. Decrease Charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount), we calculate the amount of the Decrease Charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the Decrease Charge amount during this time. Because the Decrease Charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. If the Decrease Charge applies to a partial surrender, the Decrease Charge will be deducted from the Subaccounts and Fixed Accounts in the same ratios as used for the partial surrender. If the Decrease Charge applies to other Face Amount decreases, the Decrease Charge will be deducted from the Subaccounts and Fixed Accounts in the same ratios as the monthly deduction is taken. New Decrease Charges apply to each Face Amount increase.

The Decrease Charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by sex (in most states), Face Amount, risk class and Issue Age. For the first five Contract Years, the Decrease Charge remains level then grades to zero after the 10th Contract Year. Beginning in the 11th year after the Date of Issue (assuming no increases in Face Amount), the Decrease Charge will be zero. We list your Decrease Charges in your Contract.

If you increase your Contract’s Face Amount, a new Decrease Charge is applicable to the increase, in addition to any existing Decrease Charge. We list your actual Decrease Charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.

CHARGES AND DEDUCTIONS

The following is an example of Decrease Charges for a 40-year-old male in the standard non-tobacco risk class, $250,000 Face Amount:

Contract Year	Decrease Charge per Thousand Dollars
1-5	$23.43
6	19.53
7	15.62
8	11.72
9	7.81
10	3.91
11+	0

If you decrease the Face Amount while the Decrease Charge applies, we assess a Decrease Charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.

Partial Surrender Charge

We charge of up to $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. This charge does not apply to automatic partial surrenders or surrenders after Insured’s age 121. See Partial Surrenders and Surrenders.

Transfer Charge

You may make up to twelve transfers per Contract Year from the Subaccounts and Fixed Account, only one of which may be from the Fixed Account, without charge. We charge up to $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.

Monthly Deductions from Accumulated Value

We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less accumulated value in the Loan Account. With our approval, you may choose other allocations of the monthly deductions. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Date of Issue, if different) then monthly thereafter on each Monthly Anniversary, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the next Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the asset charge;

♦	the basic monthly charge;

♦	any monthly unit charges in effect on the Monthly Anniversary;

♦	the monthly mortality and expense risk charge;

♦	charges for Additional Benefits, if any; and

♦	the monthly cost of insurance charge.

Asset Charge

This charge covers the expenses incurred in issuing and administering the Contract and operating the Variable Account. The asset charge will be assessed on the total Accumulated Value across all accounts. The charge will be 0.55% on an annual basis (0.04572% monthly) in Contract Years 1 through 10, and 0.20% (0.01665% monthly) starting in Contract Year 11.

Basic Monthly Charge

We deduct a charge to cover administration of the Contract. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured.

CHARGES AND DEDUCTIONS

For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.

Monthly Unit Charge

This charge compensates us for expenses associated with underwriting, issuing or increasing the Face Amount, and distributing the Contract. This charge is dependent upon the Issue Age, sex and risk class of the Insured. The charge will be assessed on a per $1,000 of Face Amount basis and assessed monthly for the first 10 Contract Years and for 10 years following an increase in Face Amount.

Mortality and Expense Risk Charges

The mortality and expense risk charge is a monthly charge for risks that we assume in the Contract. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the accumulated value of all of your Subaccounts. No mortality and expense risk charges are deducted from the Fixed Accounts. This charge is based on your Subaccount accumulate value at the time the charge is deducted.

	Current M&E Charge	Maximum M&E
Subaccount Accumulated Value	All Years	All Years
• 0 up to $24,999.99	0.30%	0.45%
(monthly)	(.02497)	(.03742)
• $25,000 up to 99,999.99	0.15	0.45
(monthly)	(.01249)	(.03742)
• $100,000 and above	0	0.45
(monthly)	(0.00000)	(.03742)

Additional Benefit Charge

If your Contract includes Additional Benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Refer to Fee Tables and Additional Benefits for more information.

Cost of Insurance

We assess a monthly cost of insurance charge. The charge depends on a number of variables (including Issue Age, sex (in most states), risk class, Attained Age, and Insurance Coverage Amount) that would cause it to vary from contract to contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges, partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Date of Issue, if different).

We underwrite the applicant to determine the risk class using information provided in the Application and in

CHARGES AND DEDUCTIONS

other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (including attending physicians’ statements); and/or

♦	other information such as financial information that may be required.

Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 2001 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

Our current cost of insurance rates apply uniformly to all Insureds of the same Issue Age, Attained Age, sex, risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Insurance Coverage Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insureds of the same risk class within the same band. The bands for this charge are as follows:

Banded Levels

$25,000 to $99,999

$100,000 to $249,999

$250,000 to $999,999

$1,000,000 and above

The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:

1.	Super-Preferred, Non-Tobacco (Issue ages 18 to 75, $100,000+ of Face Amount)
2.	Preferred Non-Tobacco (Issue ages 18 to 75, $100,000+ of Face Amount)
3.	Preferred Tobacco (Issue ages 18 to 75, $100,000+ of Face Amount)
4.	Standard Non-Tobacco (All issue ages)
5.	Standard Tobacco (issues ages 18 to 80)
6.	Substandard Non-Tobacco (Rated)
7.	Substandard Tobacco (Rated)

Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.

CHARGES AND DEDUCTIONS

Fund Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. At the time of purchase, you must select between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable (Death Proceeds) depending on the Death Benefit Option in effect on the date of Insured’s death. Death Proceeds payable upon the death of the Insured is the sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits less any Debt and the lesser of (1) unpaid monthly deductions or (2) any unpaid No-Lapse Guarantee Premium. We will also deduct any amount paid by us after the date of death and before we were notified of the death. The Death Benefit will be calculated as of the date of death.

Option 1 (Level Death Benefit Option)

The Death Benefit for this option remains level, but in limited situations will vary. The Death Benefit is the greater of the Face Amount, or the Death Benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your Death Benefit may be increased by a Death Benefit factor. This factor helps to ensure that your Death Benefit is large enough relative to Accumulated Value to assure the contract will qualify as life insurance under federal tax law. The Death Benefit factor depends upon your Attained Age. Your Contract includes a table of the Death Benefit factors.

You should consider the Level Death Benefit Option if:

♦	you do not expect your insurance needs to generally increase; or

♦	you wish to minimize your insurance costs.

In general, the Level Death Benefit Option provides greater growth in Accumulated Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.

Option 2 (Variable Death Benefit Option)

The Variable Death Benefit Option provides a Death Benefit that varies over time. The Death Benefit will be the greater of the Face Amount plus Accumulated Value, or the Death Benefit factor (described above) multiplied by Accumulated Value. The Death Benefit fluctuates correspondingly with your Accumulated Value.

You should consider the Variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

DEATH BENEFITS

♦	you would like to have the potential for an increasing Death Benefit.

In general, the variable option provides a greater Death Benefit than the level option.

Changing Your Death Benefit Option

You may request a change from one Death Benefit Option to the other at any time before Attained Age 121 except when the Death Benefit is based on a Death Benefit factor as provided in your Contract. If we approve the change we will increase or decrease the Face Amount so your Death Benefit immediately after the change will be the same as immediately before the change.

If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. The decrease in Face Amount and any Decrease Charge will be applied to the initial Face Amount and any existing increase in Face Amount according to the ratio of each portion of the Face Amount to the total Face Amount of this contract. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If the change from the Level Death Benefit Option to the Variable Death Benefit Option would cause total premium payments already made to exceed the Cumulative Premium Limit of the Internal Revenue Code, the change may be made only if the Cash Surrender Value before the change exceeds the refund required under the Code. If the change is made, the required refund will be made as a partial surrender with no partial surrender charge applied. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases by the Accumulated Value on the effective date of the change. The increase will be applied to the initial Face Amount and any existing increase in Face Amount according to the ratio of each portion of the Face Amount to the total Face Amount of this contract. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change.

A new No-Lapse Guarantee Premium will be determined for any No-Lapse Guarantee in effect on the effective date of the change. The effective date of the change will be the Monthly Anniversary on or next after the date we receive notice. The new Death Benefit Option will be shown on a supplemental contract schedule page that we will send to you.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Face Amount

You select the Face Amount when you apply for the Contract. You may change the Face Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Face Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time before the Insured’s 81st birthday.

Any increase in Face Amount is subject to the following conditions:

♦	We must receive an application at our Service Center.

♦	We require evidence of insurability which meets our standards.

♦	The increase amount must be for at least $25,000.

Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of

DEATH BENEFITS

increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule page we provide.

A new set of Decrease Charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract.

A new No-Lapse Guarantee Premium will be determined for any No-Lapse Guarantee in effect.

Decreasing Your Face Amount

At any time before the Insured’s Attained Age 121, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:

♦	we must receive Notice;

♦	the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page;

♦	premiums and Accumulated Value must be in compliance with Internal Revenue Code limits; and

♦	on the date the decrease would be effective Accumulated Value less Debt must be greater than or equal to any Decrease Charge that may apply.

The decrease will become effective as of the Monthly Anniversary on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

We subtract a Decrease Charge from the Accumulated Value if a Decrease Charge is in effect for that part of the Face Amount decreased. We show you the Decrease Charges applicable to you on the Table of Decrease Charges in your Contract.

A decrease in your Face Amount may cause your Contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount. See Federal Tax Matters.

Death Claims

In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A Thrivent Financial representative may assist in making such a claim.

As long as the Contract remains in force and Death Proceeds are payable, we will pay the Death Proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select a settlement option prior to the Insured’s death. A Beneficiary may select a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once a settlement option is selected, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest Income

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 1.5% annually on the proceeds

DEATH BENEFITS

that remain with us. You may withdraw all or part of the proceeds at any time.

Option 2: Income of a Fixed Amount

With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.

We will pay a rate of interest of at least 1.5% annually. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 3: Income for a Fixed Period

This option provides payments at regular intervals. The payee may elect a specified number of months or years, but may not select a period exceeding the greater of 30 years or the payee’s life expectancy.

We will pay a rate of interest of at least 1.5% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 4: Life Income

This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, sex of the annuitant at the time the payment agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 2.5% using the “Annuity 2000 Table” annuitant mortality table.

Option 5: Joint & Survivor Life Income with Guaranteed Period

This settlement option is another form of annuity payment or life income. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. The payees may select a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.

DEATH BENEFITS

The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the payment contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 2.5% using the “Annuity 2000 Table” annuitant mortality table.

We may also offer other payout options at our discretion.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such change.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Services (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of

FEDERAL TAX MATTERS

the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contact owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Proceeds

In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.

If the Death Proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, 4 or 5, generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s

FEDERAL TAX MATTERS

Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts that Are Not MECs

Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and

FEDERAL TAX MATTERS

thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life

FEDERAL TAX MATTERS

insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances, satisfy this requirement.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial

FEDERAL TAX MATTERS

surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

ADDITIONAL BENEFITS

We offer Additional Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these Additional Benefits from Accumulated Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain Additional Benefits are appropriate for you. We describe any Additional Benefits included with your Contract more fully in your Contract.

Accidental Death Benefit

This benefit generally provides an additional Death Benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental Death Benefits, you may select the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental Death Benefit payable would be in addition to your basic Death Benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.

Disability Waivers

You may select one of two different disability waivers, Disability Waiver of Monthly Deductions and Disability Waiver of Selected Amount.

Disability Waiver of Monthly Deductions

Waiver of monthly deductions provides that, in the event of the Insured’s qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of the Insured’s age 121 or recovery from total disability. Having this optional rider guarantees that the Contract and Additional Benefits will continue while the Insured is disabled. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction.

Disability Waiver of Selected Amount

Waiver of selected amount credits the amount selected at issue. This benefit is payable until the earlier of the Insured’s age 121 or recovery from total disability. The rider ensures that your planned premiums continue during the Insured’s disability and the Contract functions as if you were paying the planned premium. Having this optional rider does not always guarantee that the Contract and Additional Benefits will continue while the Insured is disabled. The charge for this rider is a percentage based on Attained Age multiplied by the selected amount.

Applicant Waiver of Selected Amount

This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract in the event of the applicant’s qualifying disability or death. Amounts will be credited until the end of the benefit period as defined in the rider. The charge for this benefit is a percentage based on attained age of the applicant and Issue Age of the Insured multiplied by the selected amount. The charge will

ADDITIONAL BENEFITS

apply until the rider terminates. The rider will terminate on the earliest of the following dates:

1.	The date the applicant dies as a result of a risk not covered by the rider.
2.	The date the applicant reaches age 65 or the end of a benefit period, if later.
3.	The date control of the Contract transfers to the Insured.
4.	The date the Contract terminates.
5.	The first Monthly Anniversary on or after the date we receive Notice to cancel the rider.

Guaranteed Increase Option

Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount. A new No-Lapse Guarantee Premium will be determined for any No Lapse Guarantee in effect on the date of increase.

Child Term Life Insurance

This rider pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday until the rider anniversary on or after that child’s 25th birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.

This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within 6 months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.

Term Life Insurance and Spouse Term Life Insurance

These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on the life of the spouse of the Insured for 10, 20 or 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.

Annual Increase Benefit

This benefit annually increases the Face Amount of the Contract by a percentage selected by you and the sum of the increases under the rider cannot exceed the Face Amount of the Contract on the issue date of the rider. The increase is automatic and not subject to evidence of insurability. The amount of increase will be rounded up to the next $100. There is no charge for this benefit. However, as the Face Amount increases, your overall cost of insurance charge increases and the cost of insurance charge for the increase will be based on the Insured’s Attained Age on the effective date of the increase. A new No-Lapse Guarantee Premium will be determined for any No Lapse Guarantee in effect on the date of increase.

Accelerated Benefits for Terminal Illness Rider

This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states. The rider is designed to provide an income-tax free benefit under IRC section 101(g). In rare circumstances, tax consequences may result. See Federal Tax Matters. The fee to exercise this benefit is up to $150.00.

HYPOTHETICAL ILLUSTRATIONS

The following tables illustrate how the Death Benefits, Accumulated Values, and Cash Surrender Values of a hypothetical Contract could vary over an extended period. They are “hypothetical” because they are based upon several assumptions about investment returns and Contract Owner characteristics. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 6%, and 10%.

All of the Contracts illustrated include the following:

♦	Male;

♦	Standard Risk Class;

♦	Non-tobacco;

♦	Age 40; and

♦	$300,000 Face Amount.

The six illustrations vary correspondingly as follows:

	Type of Death Benefit	Gross Annual Rate of Return
1	Level	0%
2	Variable	0%
3	Level	6%
4	Variable	6%
5	Level	10%
6	Variable	10%

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages during these Contract Years. The illustrations assume no Contract loans or partial surrenders have been taken. The amounts would differ if unisex rates were used.

The gross rates of return shown on the following pages are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustrations are not guaranteed.

Gross and net returns are shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the Portfolios before any reduction is made for Contract, management fees and other expenses. The net return reflects the average total annual Portfolio expenses (before any applicable waivers and reimbursements) of .99%. Assuming current charges, gross returns of 0%, 6% and 10% are equivalent to net returns of -.99%, 5.01% and 9.01% respectively.

All premiums are illustrated as if they were made at the beginning of the year. The illustrations assume that the Contract Owner pays premiums sufficient to support the 10-year No Lapse Guarantee but not the extended No-Lapse Guarantee.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the Contract. The amounts shown at the end of each Contract Year reflect a daily management fee and other expenses equivalent to an annual rate of .99% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average management fee plus other expenses applicable to the Portfolios in which the Subaccounts invest. This rate assumes that the Accumulated Value is allocated equally among the Subaccounts and the expenses are based on the arithmetic average of expenses paid in the year ended December 31, 2011 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any

HYPOTHETICAL ILLUSTRATIONS

applicable expense reimbursement or fee waiver. There can be no assurance that such expense reimbursement arrangements will continue in the future. The rate used in the illustrations reflects Portfolio expenses prior to any such waivers and reimbursements. Values illustrated would be higher if these reimbursements had been taken into account. The actual charge under a Contract for Portfolio expenses will depend on the actual allocation of the Accumulated Value.

The illustrations also assume the deduction of administrative, sales and mortality and expense risk charges. The illustrations reflect the fact that we do not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the Death Benefits, Accumulated Values and Cash Surrender Values shown.

The following table outlines the current and maximum annual mortality and expense risk charge that is assessed based on the Accumulated Value of all of the Subaccounts on the date the charge is deducted. No mortality and risk expense charges are deducted from the Fixed Accounts.

	Current M&E Charge	Maximum M&E
Subaccount Accumulated Value	All Years	All Years
• 0 up to $24,999.99	0.30%	0.45%
(monthly)	(.02497)	(.03742)
• $25,000 up to 99,999.99	0.15	0.45
(monthly)	(.01249)	(.03742)
• $100,000 and above	0.00	0.45
(monthly)	(0.0000)	(.03742)

If you request, we will furnish a free personalized illustration reflecting the proposed Insured’s age, sex, risk class, Face Amount, Death Benefit Option, and premium amount you have requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ substantially from those shown in the following tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all assumptions on which the personalized illustration is based.

If you are considering the purchase of a variable life insurance Contract from another insurance company, you should not rely upon these tables for comparison purposes. We will furnish, upon request, a comparable illustration based on the proposed Insured’s Issue Age, risk class, sex, Face Amount, Death Benefit Option and premium amount requested.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE II

Hypothetical Illustration

Based on 0% Rate of Return

Issue Age:	40
Risk Class:	Non-tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$300,000
Sex:	Male
Annual Premiums:	$3,250

End of Contract Year	Age	0% (-0.99% net) Hypothetical Rate of Return & Maximum Charges				0% (-0.99% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,250	$300,000	$2,292	$0	$3,250	$300,000	$2,296	$0
2	42	$3,250	$300,000	$4,503	$0	$3,250	$300,000	$4,515	$0
3	43	$3,250	$300,000	$6,629	$0	$3,250	$300,000	$6,651	$0
4	44	$3,250	$300,000	$8,662	$1,633	$3,250	$300,000	$8,697	$1,668
5	45	$3,250	$300,000	$10,599	$3,570	$3,250	$300,000	$10,650	$3,621
6	46	$3,250	$300,000	$12,436	$6,577	$3,250	$300,000	$12,506	$6,647
7	47	$3,250	$300,000	$14,177	$9,491	$3,250	$300,000	$14,267	$9,581
8	48	$3,250	$300,000	$15,834	$12,318	$3,250	$300,000	$15,948	$12,432
9	49	$3,250	$300,000	$17,422	$15,079	$3,250	$300,000	$17,564	$15,221
10	50	$3,250	$300,000	$18,931	$17,758	$3,250	$300,000	$19,130	$17,957
15	55	$3,250	$300,000	$26,177	$26,177	$3,250	$300,000	$27,673	$27,673
20	60	$3,250	$300,000	$29,188	$29,188	$3,250	$300,000	$35,901	$35,901
25	65	$3,250	$300,000	$25,716	$25,716	$3,250	$300,000	$40,538	$40,538
30	70	$3,250	$300,000	$11,891	$11,891	$3,250	$300,000	$39,336	$39,336
35	75	$0	$0	$0	$0	$3,250	$300,000	$28,154	$28,154
40	80	$0	$0	$0	$0	$0	$0	$0	$0
45	85	$0	$0	$0	$0	$0	$0	$0	$0
50	90	$0	$0	$0	$0	$0	$0	$0	$0
55	95	$0	$0	$0	$0	$0	$0	$0	$0
60	100	$0	$0	$0	$0	$0	$0	$0	$0
65	105	$0	$0	$0	$0	$0	$0	$0	$0
70	110	$0	$0	$0	$0	$0	$0	$0	$0
75	115	$0	$0	$0	$0	$0	$0	$0	$0
80	120	$0	$0	$0	$0	$0	$0	$0	$0
81	121	$0	$0	$0	$0	$0	$0	$0	$0

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE II

Hypothetical Illustration

Based on 0% Rate of Return

Issue Age:	40
Risk Class:	Non-tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$300,000
Sex:	Male
Annual Premiums:	$3,250

End of Contract Year	Age	0% (-0.99% net) Hypothetical Rate of Return & Maximum Charges				0% (-0.99% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,250	$302,288	$2,288	$0	$3,250	$302,292	$2,292	$0
2	42	$3,250	$304,491	$4,491	$0	$3,250	$304,503	$4,503	$0
3	43	$3,250	$306,604	$6,604	$0	$3,250	$306,626	$6,626	$0
4	44	$3,250	$308,619	$8,619	$1,590	$3,250	$308,654	$8,654	$1,625
5	45	$3,250	$310,533	$10,533	$3,504	$3,250	$310,583	$10,583	$3,554
6	46	$3,250	$312,340	$12,340	$6,481	$3,250	$312,409	$12,409	$6,550
7	47	$3,250	$314,043	$14,043	$9,357	$3,250	$314,133	$14,133	$9,447
8	48	$3,250	$315,657	$15,657	$12,141	$3,250	$315,769	$15,769	$12,253
9	49	$3,250	$317,194	$17,194	$14,851	$3,250	$317,334	$17,334	$14,991
10	50	$3,250	$318,645	$18,645	$17,472	$3,250	$318,843	$18,843	$17,670
15	55	$3,250	$325,410	$25,410	$25,410	$3,250	$326,971	$26,971	$26,971
20	60	$3,250	$327,459	$27,459	$27,459	$3,250	$334,679	$34,679	$34,679
25	65	$3,250	$322,420	$22,420	$22,420	$3,250	$338,226	$38,226	$38,226
30	70	$3,250	$306,890	$6,890	$6,890	$3,250	$335,044	$35,044	$35,044
35	75	$0	$0	$0	$0	$3,250	$320,972	$20,972	$20,972
40	80	$0	$0	$0	$0	$0	$0	$0	$0
45	85	$0	$0	$0	$0	$0	$0	$0	$0
50	90	$0	$0	$0	$0	$0	$0	$0	$0
55	95	$0	$0	$0	$0	$0	$0	$0	$0
60	100	$0	$0	$0	$0	$0	$0	$0	$0
65	105	$0	$0	$0	$0	$0	$0	$0	$0
70	110	$0	$0	$0	$0	$0	$0	$0	$0
75	115	$0	$0	$0	$0	$0	$0	$0	$0
80	120	$0	$0	$0	$0	$0	$0	$0	$0
81	121	$0	$0	$0	$0	$0	$0	$0	$0

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE II

Hypothetical Illustration

Based on 6% Rate of Return

Issue Age:	40
Risk Class:	Non-Tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$300,000
Sex:	Male
Annual Premiums:	$3,250

End of Contract Year	Age	6% (5.01% net) Hypothetical Rate of Return & Maximum Charges				6% (5.01% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay#	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,250	$300,000	$2,452	$0	$3,250	$300,000	$2,457	$0
2	42	$3,250	$300,000	$4,966	$0	$3,250	$300,000	$4,979	$0
3	43	$3,250	$300,000	$7,537	$508	$3,250	$300,000	$7,562	$533
4	44	$3,250	$300,000	$10,158	$3,129	$3,250	$300,000	$10,200	$3,171
5	45	$3,250	$300,000	$12,828	$5,799	$3,250	$300,000	$12,892	$5,863
6	46	$3,250	$300,000	$15,542	$9,683	$3,250	$300,000	$15,633	$9,774
7	47	$3,250	$300,000	$18,305	$13,619	$3,250	$300,000	$18,428	$13,742
8	48	$3,250	$300,000	$21,131	$17,615	$3,250	$300,000	$21,293	$17,777
9	49	$3,250	$300,000	$24,036	$21,693	$3,250	$300,000	$24,244	$21,901
10	50	$3,250	$300,000	$27,012	$25,839	$3,250	$300,000	$27,343	$26,170
15	55	$3,250	$300,000	$44,403	$44,403	$3,250	$300,000	$46,537	$46,537
20	60	$3,250	$300,000	$62,386	$62,386	$3,250	$300,000	$71,097	$71,097
25	65	$3,250	$300,000	$79,327	$79,327	$3,250	$300,000	$99,476	$99,476
30	70	$3,250	$300,000	$92,364	$92,364	$3,250	$300,000	$132,543	$132,543
35	75	$3,250	$300,000	$96,189	$96,189	$3,250	$300,000	$170,169	$170,169
40	80	$3,250	$300,000	$75,489	$75,489	$3,250	$300,000	$214,986	$214,986
45	85	$0	$0	$0	$0	$3,250	$300,000	$270,562	$270,562
50	90	$0	$0	$0	$0	$3,250	$366,616	$349,158	$349,158
55	95	$0	$0	$0	$0	$3,250	$453,240	$448,753	$448,753
60	100	$0	$0	$0	$0	$3,250	$585,186	$579,392	$579,392
65	105	$0	$0	$0	$0	$3,250	$747,147	$739,750	$739,750
70	110	$0	$0	$0	$0	$3,250	$944,903	$935,547	$935,547
75	115	$0	$0	$0	$0	$3,250	$1,183,424	$1,171,707	$1,171,707
80	120	$0	$0	$0	$0	$0	$1,461,994	$1,447,518	$1,447,518
81	121	$0	$0	$0	$0	$0	$1,520,589	$1,505,533	$1,505,533

# The premium outlay is reduced to $2,274 in year 79 due to Internal Revenue Code limitations. No further premiums are allowed in year 80 and later, under current assumptions.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE II

Hypothetical Illustration

Based on 6% Rate of Return

Issue Age:	40
Risk Class:	Non-Tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$300,000
Sex:	Male
Annual Premiums:	$3,250

End of Contract Year	Age	6% (5.01% net) Hypothetical Rate of Return & Maximum Charges				6% (5.01% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,250	$302,448	$2,448	$0	$3,250	$302,452	$2,452	$0
2	42	$3,250	$304,953	$4,953	$0	$3,250	$304,965	$4,965	$0
3	43	$3,250	$307,509	$7,509	$480	$3,250	$307,534	$7,534	$505
4	44	$3,250	$310,108	$10,108	$3,079	$3,250	$310,149	$10,149	$3,120
5	45	$3,250	$312,746	$12,746	$5,717	$3,250	$312,809	$12,809	$5,780
6	46	$3,250	$315,418	$15,418	$9,559	$3,250	$315,508	$15,508	$9,649
7	47	$3,250	$318,126	$18,126	$13,440	$3,250	$318,247	$18,247	$13,561
8	48	$3,250	$320,883	$20,883	$17,367	$3,250	$321,041	$21,041	$17,525
9	49	$3,250	$323,703	$23,703	$21,360	$3,250	$323,908	$23,908	$21,565
10	50	$3,250	$326,578	$26,578	$25,405	$3,250	$326,907	$26,907	$25,734
15	55	$3,250	$342,989	$42,989	$42,989	$3,250	$345,251	$45,251	$45,251
20	60	$3,250	$358,460	$58,460	$58,460	$3,250	$368,325	$68,325	$68,325
25	65	$3,250	$369,661	$69,661	$69,661	$3,250	$393,105	$93,105	$93,105
30	70	$3,250	$370,921	$70,921	$70,921	$3,250	$417,440	$117,440	$117,440
35	75	$3,250	$352,817	$52,817	$52,817	$3,250	$435,620	$135,620	$135,620
40	80	$0	$0	$0	$0	$3,250	$438,929	$138,929	$138,929
45	85	$0	$0	$0	$0	$3,250	$390,658	$90,658	$90,658
50	90	$0	$0	$0	$0	$0	$0	$0	$0
55	95	$0	$0	$0	$0	$0	$0	$0	$0
60	100	$0	$0	$0	$0	$0	$0	$0	$0
65	105	$0	$0	$0	$0	$0	$0	$0	$0
70	110	$0	$0	$0	$0	$0	$0	$0	$0
75	115	$0	$0	$0	$0	$0	$0	$0	$0
80	120	$0	$0	$0	$0	$0	$0	$0	$0
81	121	$0	$0	$0	$0	$0	$0	$0	$0

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE II

Hypothetical Illustration

Based on 10% Rate of Return

Issue Age:	40
Risk Class:	Non-Tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$300,000
Sex:	Male
Annual Premiums:	$3,250

End of Contract Year	Age	10% (9.01% net) Hypothetical Rate of Return & Maximum Charges				10% (9.01% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay#	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,250	$300,000	$2,560	$0	$3,250	$300,000	$2,564	$0
2	42	$3,250	$300,000	$5,286	$0	$3,250	$300,000	$5,300	$0
3	43	$3,250	$300,000	$8,185	$1,156	$3,250	$300,000	$8,213	$1,184
4	44	$3,250	$300,000	$11,263	$4,234	$3,250	$300,000	$11,310	$4,281
5	45	$3,250	$300,000	$14,529	$7,500	$3,250	$300,000	$14,602	$7,573
6	46	$3,250	$300,000	$17,993	$12,134	$3,250	$300,000	$18,101	$12,242
7	47	$3,250	$300,000	$21,675	$16,989	$3,250	$300,000	$21,825	$17,139
8	48	$3,250	$300,000	$25,605	$22,089	$3,250	$300,000	$25,840	$22,324
9	49	$3,250	$300,000	$29,816	$27,473	$3,250	$300,000	$30,165	$27,822
10	50	$3,250	$300,000	$34,322	$33,149	$3,250	$300,000	$34,836	$33,663
15	55	$3,250	$300,000	$64,022	$64,022	$3,250	$300,000	$66,831	$66,831
20	60	$3,250	$300,000	$105,390	$105,390	$3,250	$300,000	$116,431	$116,431
25	65	$3,250	$300,000	$164,441	$164,441	$3,250	$300,000	$191,685	$191,685
30	70	$3,250	$300,000	$253,324	$253,324	$3,250	$356,841	$307,622	$307,622
35	75	$3,250	$417,826	$390,492	$390,492	$3,250	$517,795	$483,921	$483,921
40	80	$3,250	$623,531	$593,839	$593,839	$3,250	$789,353	$751,764	$751,764
45	85	$3,250	$929,686	$885,416	$885,416	$3,250	$1,205,911	$1,148,487	$1,148,487
50	90	$3,250	$1,357,634	$1,292,985	$1,292,985	$3,250	$1,808,973	$1,722,831	$1,722,831
55	95	$3,250	$1,909,472	$1,890,566	$1,890,566	$3,250	$2,612,295	$2,586,431	$2,586,431
60	100	$3,250	$2,831,784	$2,803,746	$2,803,746	$3,250	$3,964,337	$3,925,086	$3,925,086
65	105	$3,250	$4,175,282	$4,133,942	$4,133,942	$3,250	$5,979,269	$5,920,069	$5,920,069
70	110	$3,250	$6,121,509	$6,060,900	$6,060,900	$3,250	$8,968,137	$8,879,343	$8,879,343
75	115	$3,250	$8,916,256	$8,827,976	$8,827,976	$3,250	$13,362,088	$13,229,790	$13,229,790
80	120	$0	$12,878,641	$12,751,129	$12,751,129	$0	$19,739,474	$19,544,033	$19,544,033
81	121	$0	$13,843,620	$13,706,555	$13,706,555	$0	$21,314,099	$21,103,069	$21,103,069

# The premium outlay is reduced to $2,274 in year 79 due to Internal Revenue Code limitations. No further premiums are allowed in year 80 and later, under current assumptions.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE II

Hypothetical Illustration

Based on 10% Rate of Return

Issue Age:	40
Risk Class:	Non-Tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$300,000
Sex:	Male
Annual Premiums:	$3,250

End of Contract Year	Age	10% (9.01% net) Hypothetical Rate of Return & Maximum Charges				10% (9.01% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,250	$302,555	$2,555	$0	$3,250	$302,560	$2,560	$0
2	42	$3,250	$305,272	$5,272	$0	$3,250	$305,285	$5,285	$0
3	43	$3,250	$308,154	$8,154	$1,125	$3,250	$308,182	$8,182	$1,153
4	44	$3,250	$311,206	$11,206	$4,177	$3,250	$311,253	$11,253	$4,224
5	45	$3,250	$314,434	$14,434	$7,405	$3,250	$314,507	$14,507	$7,478
6	46	$3,250	$317,846	$17,846	$11,987	$3,250	$317,953	$17,953	$12,094
7	47	$3,250	$321,457	$21,457	$16,771	$3,250	$321,605	$21,605	$16,919
8	48	$3,250	$325,295	$25,295	$21,779	$3,250	$325,513	$25,513	$21,997
9	49	$3,250	$329,390	$29,390	$27,047	$3,250	$329,719	$29,719	$27,376
10	50	$3,250	$333,751	$33,751	$32,578	$3,250	$334,245	$34,245	$33,072
15	55	$3,250	$361,888	$61,888	$61,888	$3,250	$364,855	$64,855	$64,855
20	60	$3,250	$398,533	$98,533	$98,533	$3,250	$411,412	$111,412	$111,412
25	65	$3,250	$444,483	$144,483	$144,483	$3,250	$478,443	$178,443	$178,443
30	70	$3,250	$499,120	$199,120	$199,120	$3,250	$572,375	$272,375	$272,375
35	75	$3,250	$559,072	$259,072	$259,072	$3,250	$701,569	$401,569	$401,569
40	80	$3,250	$610,499	$310,499	$310,499	$3,250	$877,010	$577,010	$577,010
45	85	$3,250	$620,426	$320,426	$320,426	$3,250	$1,087,685	$787,685	$787,685
50	90	$3,250	$529,757	$229,757	$229,757	$3,250	$1,311,943	$1,011,943	$1,011,943
55	95	$0	$0	$0	$0	$3,250	$1,543,537	$1,243,537	$1,243,537
60	100	$0	$0	$0	$0	$3,250	$1,766,330	$1,466,330	$1,466,330
65	105	$0	$0	$0	$0	$3,250	$1,889,586	$1,589,586	$1,589,586
70	110	$0	$0	$0	$0	$3,250	$1,860,057	$1,560,057	$1,560,057
75	115	$0	$0	$0	$0	$3,250	$1,526,256	$1,226,256	$1,226,256
80	120	$0	$0	$0	$0	$3,250	$628,793	$328,793	$328,793
81	121	$0	$0	$0	$0	$3,250	$348,109	$48,109	$48,109

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its insurance producer for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase the contract and when you make increases in coverage. In addition, we may pay 20% of the 2nd target premium and 10% of the 3rd target premium. Additionally, we may pay between 0% and 9% on premiums that exceed the target premium if the financial representative is eligible. We determine the target premium, which varies by age, sex and risk classification of the insured at the time of issue as well as by the specified amount of the contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you select to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commission, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.32% of Accumulated Value, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as

SALES AND OTHER AGREEMENTS

the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the statement of additional information.

DEFINITIONS

Account Ratio: The Account Ratio is used to allocate monthly deductions, partial surrenders, transfers and contract loans among Subaccounts and Fixed Accounts. The Account Ratio for any Subaccount or Fixed Accounts is the ratio of the Accumulated Value in that Subaccount or Fixed Accounts to the Accumulated Value of the Contract less any Debt.

Accumulated Value: The total value of the Contract. Accumulated Value equals the sum of the Subaccounts the Fixed Accounts, and the Loan Account.

Accumulation Unit: A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Additional Benefits: Benefits provided by riders, if any, attached to the Contract.

Application: The form completed by the applicant(s) for the Contract or requesting a change to the Contract. The completed Application includes information needed by Thrivent Financial in order to evaluate and classify risk. The Application includes the original application and all amendments and supplements to the application.

Attained Age: Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.

Automatic Asset Rebalancing: An elective feature of the Contract that provides an automatic rebalancing of Accumulated Values of Subaccounts in accordance with rebalancing percentages that you elect.

Beneficiary: The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value: The Accumulated Value of the Contract less any applicable Decrease Charges; outstanding Debt; and any unpaid monthly deductions.

Commuted Value: The present value of any remaining future payments for the rest of a guaranteed payment period.

Contract: The flexible premium variable adjustable life insurance contract (Thrivent Financial Variable Universal Life II) offered by us (Thrivent Financial) and described in this prospectus. The entire Contract consists of the Contract, any Additional Benefits, amendments, endorsements, Application and articles of incorporation and bylaws.

Contract Anniversary: The same date in each succeeding year as the Date of Issue.

Contract Date: The latest of the (1) Date of Issue; (2) the date we receive in Good Order the first premium payment at our Service Center; or (3) the date we approve this Contract to be issued.

Contract Year: The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.

Date of Issue: The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.

DCA Fixed Account: This account is established when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is allocated to the DCA Fixed Account. The interest rate is effective for 12 months from the date of allocation. The DCA Fixed

DEFINITIONS

Account is part of our General Account and is not a Subaccount. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.

Death Benefit: The amount of benefit that provides the basis for the Death Proceeds calculation. The Death Benefit on any day depends upon the Death Benefit Option in effect on that day.

Death Benefit Option: Either of the two methods used to determine the Death Benefit. The option is selected in the Application and may be changed anytime prior to Attained Age 121.

Death Proceeds: The amount paid upon the death of the Insured. The amount is paid to a Beneficiary designated by the Contract Owner.

Debt: All unpaid contract loans plus accrued interest.

Decrease Charge: A Decrease Charge compensates us for expenses associated with underwriting, issuing and distributing the Contract. The charge applies to decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount on the increased amount). We calculate the amount of the Decrease Charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier.

Dollar Cost Averaging: An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.

Face Amount: The amount of life insurance provided by the Contract exclusive of any Additional Benefits. The Face Amount of your Contract may change, as described in your Contract.

Fixed Account: An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.

Fixed Accounts: Amounts held in the Fixed Account and DCA Fixed Account.

Free Look Period: The period of time during which you have the right to examine and cancel your Contract and receive, in most states, a refund equal to the Contract’s Accumulated Value plus any Percent of Premium Charge and any monthly deduction made.

Fund: Thrivent Series Fund, Inc., the mutual fund described in the prospectus included with this prospectus consisting of several Portfolios that underlie Subaccounts of the Variable Account.

General Account: The General Account includes all assets we own that are not in the Variable Account or any other separate account.

Good Order: Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.

Insurance Coverage Amount: The Face Amount plus any amount of insurance on the Insured provided by a term life insurance rider attached to this contract.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the Insured as of his or her last birthday on the Date of Issue.

Loan Account: When you obtain a loan, Accumulated Value equal to the amount of the loan is taken from the Subaccounts and moved to a Loan Account. Amounts transferred to the Loan Account are invested with our

DEFINITIONS

General Account assets. The Loan Account is equal to the amount transferred from any Subaccount, and/or Fixed Accounts to secure the loan less accumulated value transferred from the Loan Account to a Subaccount and the Fixed Accounts as a result of repayment of Debt plus the amount by which the accrued interest charged exceeds the amount of interest credited.

Monthly Anniversary: The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount of each premium that is applied to the Subaccounts of the Variable Account or to the Fixed Accounts. The Net Premium is equal to the premium paid less the Percent of Premium Charge. The Percent of Premium Charge may not be deducted in certain situations.

No-Lapse Guarantee: A Contract provision that guarantees that insurance coverage will not lapse in the event your Cash Surrender Value is not adequate to cover the current monthly deductions. There are two levels of No-Lapse Guarantees available: 10-year and extended. You must meet the premium requirements a No-Lapse Guarantee for the Contract to remain in force in the event your Cash Surrender Value is not adequate.

No-Lapse Guarantee Premium: The minimum monthly premium required to keep the No-Lapse Guarantees in effect. Different combinations of age, sex, risk class, Face Amount, Death Benefit Option and additional benefits will result in different No-Lapse Guarantee Premiums.

Notice: A request signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us.

Owner: The person or entity who owns the Contract.

Percent of Premium Charge: 5% of each premium while the Face Amount is less than $250,000 otherwise 4% of each premium.

Service Center: Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contract.

Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contract, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management Inc.: An indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contract.

Valuation Date: Any day upon which the New York Stock Exchange is open for regular trading.

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.

we, us, our: Thrivent Financial.

you, your: The Owner of the Contract.

OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

OBTAINING ADDITIONAL INFORMATION

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I

1933 Act Registration No. 333-148578

1940 Act Registration No. 811-08289

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•	It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.

•	It’s simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.

•	It’s less expensive than mailing.

•	It’s good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That’s as many as 26 acres of trees that could be saved by choosing eDelivery.

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By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

•	I will receive electronic delivery of Thrivent documents designated above.
•	I will no longer receive paper copies of these documents in the mail.
•	A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
•	I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
•	I will update Thrivent Financial if my email address changes.
•	I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)
•	This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
•	I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
•	My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/Preferences (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:	Contract owner 2:
(Please print first and last name.)	(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City: State: ZIP:

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

32015PR  R4-12 Contract Forms V-VM-VUL(07) and ICC07 V-VM-VUL

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THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated April 30, 2012

Flexible Premium Variable Adjustable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (SAI) contains additional information about the Thrivent Financial Variable Universal Life II Contract, a flexible premium variable adjustable life insurance contract (Contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2012. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

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GENERAL INFORMATION AND HISTORY

Depositor

Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.

Registrant

Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PREMIUMS

Administrative Procedures

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums;

(4)	to refund any necessary accumulated value; and

(5)	to increase death benefit.

Automatic P remium Loans

The Contract does not provide for automatic premium loans.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer Additional Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Additional Benefits.

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Surrender and Withdrawal

The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

PRINCIPAL UNDERWRITER

Identification

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.

Offering and Commissions

Offerings of units issued under the terms of the Contracts are continuous.

Thrivent Investment Management Inc. may execute selling agreements with other broker-dealer firms to sell the Contracts. In addition, we may retain other firms to service as principal underwriters of the Contracts. We offer the Contracts in all states and the District of Columbia where authorized to do so.

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell Contracts as registered representatives. Thrivent Investment Management Inc. will pay the financial representative commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to the Contract Owner in addition to the charges already described in the prospectus. Thrivent Investment Management Inc. pays financial representatives a commission of up to 60% of target premium in the first year, up to 20% of the target premium in year two and up to 10% of target premium in year three. In addition to direct compensation, financial representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of Contracts.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2009	2010	2011
$1,859,753	$1,652,370	$1,833,212

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium while the Face Amount is less than $250,000, otherwise 4% of each premium.

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Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the Face Amount at any time before the Insured’s 81st birthday. Increases in Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

A new set of Decrease Charges will also apply to each increase in the Face Amount. The Decrease Charge applies to decreases in Face Amount during the first 10 years following an increase in Face Amount. The Decrease Charge remains level during the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding loans.

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by

4

Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2011 and 2010, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2011, and for 2011 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Life Account I as of December 31, 2011, and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interest of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

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Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 20, 2012

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2011 and 2010

(in millions)

	2011	2010
Assets
Fixed maturity securities, at fair value	$38,878	$35,888
Equity securities, at fair value	895	954
Mortgage loans	7,906	7,821
Contract loans	1,273	1,275
Short-term investments	701	697
Limited partnerships	1,525	1,181
Other investments	729	860

Total investments	51,907	48,676

Cash and cash equivalents	1,504	1,097
Amounts due from brokers	35	237
Accrued investment income	434	421
Receivables	196	207
Deferred acquisition costs	1,703	1,658
Property and equipment, net	141	152
Other assets	83	81
Assets held in separate accounts	14,249	13,796

Total Assets	$70,252	$66,325

Liabilities
Future contract benefits	$17,551	$16,293
Contractholder funds	25,356	24,458
Unpaid claims and claim expenses	228	228
Amounts due to brokers	1,683	1,617
Securities lending obligation	455	378
Other liabilities	824	734
Liabilities related to separate accounts	14,249	13,796

Total Liabilities	60,346	57,504
Members’ Equity
Retained earnings	8,541	7,720
Accumulated other comprehensive income	1,365	1,101

Total Members’ Equity	9,906	8,821

Total Liabilities and Members’ Equity	$70,252	$66,325

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	2011	2010	2009
Revenues
Premiums	$1,559	$1,578	$1,404
Net investment income	2,545	2,465	2,243
Realized investment gains (losses), net	295	309	(186)
Contract charges	694	650	601
Investment advisory fees	202	176	141
Other revenues	223	212	117

Total Revenues	5,518	5,390	4,320

Benefits and Expenses
Contract claims and other benefits	1,404	1,335	1,312
Increase in contract reserves	986	787	648
Interest credited	1,071	1,067	1,069
Dividends to members	300	314	333

Total benefits	3,761	3,503	3,362

Underwriting, acquisition and insurance expenses	673	687	578
Amortization of deferred acquisition costs	101	255	197
Fraternal benefits and expenses	162	118	170

Total expenses	936	1,060	945

Total Benefits and Expenses	4,697	4,563	4,307

Net Income	$821	$827	$13

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2009	$6,880	$(3,032)	$3,848
Comprehensive income:
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	6,893	297	7,190
Comprehensive income:
Net income	827	—	827
Other comprehensive income	—	804	804

Total comprehensive income			1,631

Balance as of December 31, 2010	7,720	1,101	8,821
Comprehensive income:
Net income	821	—	821
Other comprehensive income	—	264	264

Total comprehensive income			1,085

Balance as of December 31, 2011	$8,541	$1,365	$9,906

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	2011	2010	2009
Operating Activities
Net income	$821	$827	$13
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	979	796	822
Change in contractholder funds	676	685	715
Change in deferred acquisition costs	(228)	(42)	(66)
Realized investment (gains) losses, net	(295)	(309)	186
Changes in other assets and liabilities	44	25	(80)

Net Cash Provided by Operating Activities	1,997	1,982	1,590

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	8,414	9,050	5,796
Cost of fixed maturity securities acquired	(10,157)	(11,551)	(7,650)
Proceeds from sales of equity securities	1,491	2,263	2,160
Cost of equity securities acquired	(1,471)	(2,094)	(1,853)
Proceeds from mortgage loans sold, matured or repaid	825	713	698
Cost of mortgage loans issued	(736)	(670)	(969)
Purchases of fixed maturity securities under mortgage roll program, net	(120)	(94)	(881)
Contract loans issued, net	2	(12)	(22)
(Purchases) sales of short-term investments, net	(4)	(99)	821
Change in collateral held for securities lending	77	163	(616)
Other, net	(133)	(258)	646

Net Cash Used in Investing Activities	(1,812)	(2,589)	(1,870)

Financing Activities
Universal life and investment contract receipts	1,865	2,112	2,268
Universal life and investment contract withdrawals	(1,643)	(1,860)	(1,666)

Net Cash Provided by Financing Activities	222	252	602

Net Change in Cash and Cash Equivalents	407	(355)	322
Cash and Cash Equivalents, Beginning of Year	1,097	1,452	1,130

Cash and Cash Equivalents, End of Year	$1,504	$1,097	$1,452

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2011, 2010 and 2009

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available-for-sale or trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains (losses), net. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of other comprehensive income.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income, along with prepayment fees and mortgage loan fees.

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Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Limited partnerships:  Limited partnerships represent Thrivent Financial’s private equity investments. These investments are a combination of direct equity investments, mezzanine debt investments or holdings in other investment funds. These assets are carried at fair value.

Other investments:  Other investments primarily consist of equity limited partnerships, derivative instruments, real estate joint ventures and real estate. Equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate joint ventures are valued using both the equity method and internal valuation models. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets at amortized cost or fair value, depending on the nature of the security. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in an affiliated money market mutual fund, which is included in cash and cash equivalents, and in highly-liquid, highly-rated securities, which are included in equity securities, short-term investments, and cash and cash equivalents on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,418 million and $1,299 million in the mortgage dollar roll program as of December 31, 2011 and 2010, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security, 2) the financial condition of the issuer, 3) the near-term prospects of the issuer, 4) the length of time of the impairment, 5) the extent of the impairment, 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to

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Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment gains and losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs that vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on daily net asset values. Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

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Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with a provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Investment Advisory Fees

Investment advisory fees consist of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Other Revenue

Other revenue consists of concession revenue and revenue from customers’ securities transactions, including brokerage fees and distribution fees.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Dividends to Members, continued

majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities, as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,300 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code; therefore, no provision for income taxes was recorded for the fraternal benefit society. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2011, 2010 and 2009, totaled $15 million, $12 million and $1 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $13 million and $15 million as of December 31, 2011 and 2010, respectively.

New Accounting Guidance

In July 2010, the Financial Accounting Standards Board (“FASB”) updated the disclosures about the credit quality of financing receivables and the allowance for credit losses. The standard requires disclosures on a disaggregated basis for financing receivables and includes two levels: portfolio segment (rollforward of allowance for credit losses, credit quality indicators) and class of financing receivable (aging of past due receivables, nonaccrual status, impaired loans, troubled debt restructurings). Portfolio segment is the level at which an entity develops and documents a systematic method to determine its allowance for credit losses. Class of financing receivable is generally a disaggregation of portfolio segment. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the purchases, sales and transfers for the Level 3 fair value measurements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

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Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2010.

In June 2009, the FASB established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Consolidated Balance Sheet date for potential recognition or disclosure through February 20, 2012, the date the consolidated financial statements were available to be issued.

During 2012, Thrivent Financial will adopt Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. This standard establishes new guidance regarding the amount of costs that can be deferred as part of acquiring new insurance contracts. Thrivent Financial expects that the adoption of this new standard will significantly reduce the amount of costs that will be deferred.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

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Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available-for-sale portfolio are summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
U.S. government and agency securities	$5,370	$190	$—	$5,560
U.S. state and political subdivision securities	190	24	—	214
Securities issued by foreign governments	148	17	—	165
Corporate debt securities	22,915	2,506	121	25,300
Residential mortgage-backed securities	1,223	5	161	1,067
Commercial mortgage-backed securities	1,775	92	37	1,830
Collateralized debt obligations	6	1	—	7
Other debt obligations	2,053	192	43	2,202

Total fixed maturity securities	$33,680	$3,027	$362	$36,345

December 31, 2010
U.S. government and agency securities	$4,782	$165	$9	$4,938
U.S. state and political subdivision securities	249	3	—	252
Securities issued by foreign governments	344	38	—	382
Corporate debt securities	21,633	1,697	110	23,220
Residential mortgage-backed securities	1,491	5	182	1,314
Commercial mortgage-backed securities	1,804	76	35	1,845
Collateralized debt obligations	4	—	—	4
Other debt obligations	1,347	95	24	1,418

Total fixed maturity securities	$31,654	$2,079	$360	$33,373

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2011 and 2010, totaled $2,533 million and $2,515 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains (losses) and totaled $48 million, $82 million and ($85) million for the years ended December 31, 2011, 2010, and 2009, respectively.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2011, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value

Due in one year or less	$1,218	$1,259
Due after one year through five years	6,611	7,068
Due after five years through ten years	7,772	8,623
Due after ten years	18,079	19,395

Total fixed maturity securities	$33,680	$36,345

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

		Gross Unrealized		Fair Value
	Cost	Gains	Losses
December 31, 2011
Large-cap	$270	$16	$13	$273
Mid-cap	35	5	2	38
International	106	7	7	106
REITs	76	25	1	100
Preferred stock	56	1	1	56
Other	321	28	27	322

Total equity securities	$864	$82	$51	$895

December 31, 2010
Large-cap	$291	$36	$2	$325
Mid-cap	66	21	1	86
International	133	21	7	147
REITs	74	24	—	98
Preferred stock	66	8	13	61
Other	210	30	3	237

Total equity securities	$840	$140	$26	$954

Included in the equities securities balances discussed above is approximately $91 million and $97 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2011 and 2010, respectively.

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2011
U.S. government and agency securities	7	$43	$—	1	$—	$—
Corporate debt securities	372	1,781	87	43	228	34
Residential mortgage-backed securities	14	98	2	91	737	159
Commercial mortgage-backed securities	18	241	24	6	85	13
Collateralized debt obligations	4	3	—	—	—	—
Other debt obligations	94	420	18	25	99	25

Total fixed maturity securities	509	$2,586	$131	166	$1,149	$231

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2010
U.S. government and agency securities	26	$710	$9	1	$—	$—
U.S. state and political subdivision securities	3	13	—	—	—	—
Securities issued by foreign governments	2	16	—	—	—	—
Corporate debt securities	409	2,335	76	42	252	34
Residential mortgage-backed securities	8	70	3	97	983	179
Commercial mortgage-backed securities	11	136	2	16	276	33
Collateralized debt obligations	—	—	—	1	3	—
Other debt obligations	37	170	3	28	107	21

Total fixed maturity securities	496	$3,450	$93	185	$1,621	$267

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2011
Large-cap	40	$97	$13	—	$—	$—
Mid-cap	36	14	2	—	—	—
International	2	39	7	—	—	—
REITs	35	9	1	—	—	—
Preferred stock	5	11	1	—	—	—
Other	163	120	27	—	—	—

Total equity securities	281	$290	$51	—	$—	$—

December 31, 2010
Large-cap	17	$51	$2	—	$—	$—
Mid-cap	14	7	1	—	—	—
International	3	67	7	—	—	—
REITs	10	1	—	—	—	—
Preferred stock	3	9	1	1	1	12
Other	78	65	3	—	—	—

Total equity securities	125	$200	$14	1	$1	$12

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Consolidated Balance Sheet date, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. However, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate (commercial loans) and residential mortgage loans (other loans). The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2011	2010
Commercial loans:
Carrying value	$7,540	$7,461
Allowance for credit losses	(56)	(74)

Total commercial loans	7,484	7,387

Other loans:
Carrying value	428	442
Allowance for credit losses	(6)	(8)

Total other loans	422	434

Total mortgage loans	$7,906	$7,821

Maximum loan-to-value ratio for loans issued during the year	83%	79%

Commercial Loans

The carrying values of commercial loans by credit quality as of December 31 were as follows (in millions):

	2011	2010
In good standing	$7,359	$7,342
In good standing, with restructured terms	141	71
Delinquent	27	7
In process of foreclosure	13	41

Total commercial loans	$7,540	$7,461

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

The distribution of Thrivent Financial’s commercial loan investments among various geographic regions of the United States as of December 31 was as follows:

	2011	2010
Pacific	25%	27%
South Atlantic	19	18
West North Central	13	13
East North Central	13	13
Mountain	11	10
West South Central	8	8
Mid Atlantic	8	8
Other	3	3

Total	100%	100%

The distribution of Thrivent Financial’s commercial loan investments among various property types as of December 31 was as follows:

	2011	2010
Industrial	31%	31%
Retail	22	21
Office	19	19
Church	14	14
Apartments	5	5
Hotel/Motel	3	3
Other	6	7

Total	100%	100%

The age analysis of commercial loans as of December 31 was as follows (in millions):

	2011	2010
Current	$7,468	$7,398
30 – 89 days past due	26	17
90 – 179 days past due	6	6
180+ days and non-accruing	40	40

Total commercial loans	$7,540	$7,461

Allowance for credit losses

An allowance for credit losses on commercial loans is maintained at a level believed to be adequate to absorb estimated probable credit losses. Thrivent Financial evaluates all loans on a periodic basis and assesses the adequacy of the valuation allowance based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Allowance for credit losses, continued

loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of impaired loans is subjective requiring the estimation of the timing and amount of future cash flows expected to be received on such loans.

When a commercial loan is determined to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write-down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Allowance for credit losses, beginning of year	$74	$27	$7
Net (reductions) additions	(18)	47	20

Allowance for credit losses, end of year	$56	$74	$27

Impaired Loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2011, Thrivent Financial held impaired loans with a carrying value of $52 million, an unpaid principal balance of $63 million and a related allowance of $10 million. At December 31, 2010, Thrivent Financial held impaired loans with a carrying value of $32 million, an unpaid principal balance of $36 million and a related allowance of $12 million.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectibility of the principal.

The accrual of interest on commercial loans is discontinued after the loans become 90 days delinquent on principal or interest payments, or if the loan has been determined to be impaired. When a loan is considered impaired any accrued but uncollectible interest on the impaired loan is charged against interest income in the period in which the loan is determined to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and regular payment performance has been established. Thrivent Financial has impaired commercial loans totaling $52 million and $32 million as of December 31, 2011 and 2010, respectively. The average carrying value in impaired mortgage loans held on December 31, 2011, 2010 and 2009 was $7 million, $5 million and $3 million, respectively. Interest income recognized on impaired loans totaled $1.6 million, $1.5 million and $0.2 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Restructured Loans

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2011, Thrivent Financial modified seven loans totaling $50 million under these circumstances.

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Restructured Loans, continued

As of December 31, 2011, Thrivent Financial held eight commercial loans totaling $52 million where loan modifications had occurred. During 2011, there were no modified commercial loans with a payment default.

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indices.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended December 31, 2011, 2010 and 2009, $5 million, $11 million and $5 million, respectively, were received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at fair value at each reporting period, and the change in fair value is recognized in earnings.

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair value, included in other investments on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
	Carrying Value	Notional Amount	Gain/ Loss	Consolidated Financial Statement Location
December 31, 2011
Foreign currency swaps	$6	$89	$—	Net investment income
Options on convertible bonds and preferred stocks	167	665	(65)	Realized investment gains (losses), net

Total	$173	$754	$(65)

December 31, 2010
Credit default swaps	$—	$—	$2	Realized investment gains (losses), net
Foreign currency swaps	—	41	—	Net investment income
Options on convertible bonds and preferred stocks	271	668	29	Realized investment gains (losses), net

Total	$271	$709	$31

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Consolidated Financial Statement Location
December 31, 2011
Call options	$—	$—	$1	Realized investment gains (losses), net
Futures	—	—	(51)	Realized investment gains (losses), net
Foreign currency swaps	(5)	31	—	Net investment income

Total	$(5)	$31	$(50)

December 31, 2010
Call options	$(1)	$100	$3	Realized investment gains (losses), net
Futures	(5)	—	(43)	Realized investment gains (losses), net
Foreign currency swaps	(5)	47	(7)	Net investment income

Total	$(11)	$147	$(47)

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2011	2010
Loaned securities:
Carrying value	$445	$370
Fair value	445	370

Cash collateral reinvested:
Carrying value	$455	$378
Fair value	455	378

Aging of cash collateral liability:
Open collateral positions	$455	$378

Net Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2011	2010	2009
Fixed maturity securities, available-for-sale	$1,770	$1,743	$1,712
Equity securities	20	23	33
Mortgage loans	499	505	489
Contract loans	90	90	88
Other invested assets	205	146	(45)

	2,584	2,507	2,277
Investment expenses	39	42	34

Net investment income	$2,545	$2,465	$2,243

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Net gains (losses) on sales:
Fixed maturity securities, available-for-sale:
Gross gains	$286	$321	$254
Gross losses	(123)	(120)	(93)
Equity securities:
Gross gains	98	149	193
Gross losses	(61)	(60)	(234)
Other	102	9	(40)

	302	299	80

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

	2011	2010	2009
Fixed maturity securities, trading	48	82	(85)

Provisions for losses:
Fixed maturity securities, available-for-sale — credit related losses	(32)	(45)	(100)
Equity securities	—	—	(21)
Mortgage loans and other invested assets	(23)	(27)	(60)

	(55)	(72)	(181)

Realized investment gains (losses), net	$295	$309	$(186)

During 2011 and 2010, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $101 million and $97 million, respectively. Based on cash flow analysis of the impaired securities, it was estimated that $32 million of the 2011 impairment was credit related and $69 million was related to other factors. It was estimated that $41 million of the 2010 impairment was credit related and $56 million was related to other factors. The credit-related portion of the impairment was recognized as a realized investment gain (loss) in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in millions):

	2011	2010
Losses included in accumulated other comprehensive income, January 1	$(64)	$(48)
Additional impairments on securities held at beginning of year, recorded in realized investment gains (losses) in Consolidated Statements of Operations	16	8
Recognized (gain) loss in current year	—	1
Change in unrealized loss on securities held at beginning of year	(26)	9
Other-than-temporary impairments recorded in other comprehensive income for additional securities	(32)	(34)

Losses included in accumulated other comprehensive income, December 31	$(106)	$(64)

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $7.8 billion, $6.8 billion and $5.3 billion for the years ended December 31, 2011, 2010 and 2009, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2011	2010
Unrealized investment gains	$2,847	$1,954
Unrealized investment losses on previously impaired structured securities	(106)	(64)
Deferred acquisition costs adjustment	(635)	(452)
Loss reserve adjustment	(306)	(27)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income, continued

	2011	2010
Deferred income taxes adjustment	(14)	(10)
Pension liability adjustment	(421)	(300)

Total	$1,365	$1,101

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Unrealized investment gains and losses arising during the period on securities available-for-sale	$1,019	$1,482	$3,971
Reclassification adjustment for realized gains and losses included in net income	(168)	(245)	(1)
Change in deferred acquisition costs due to unrealized investment gains and losses	(183)	(395)	(596)
Change in loss reserve adjustment	(279)	(27)	—
Change in deferred income taxes due to unrealized investment gains and losses	(4)	(6)	(23)
Pension liability adjustment	(121)	(5)	(22)

Total other comprehensive income	$264	$804	$3,329

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Balance at beginning of year	$2,110	$2,068	$2,002
Capitalization of acquisition costs	329	297	261
Acquisition costs amortized	(101)	(255)	(195)

	2,338	2,110	2,068
Adjustment for unrealized investment gains and losses	(635)	(452)	(57)

Balance at end of year	$1,703	$1,658	$2,011

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2011	2010
Buildings	$148	$154
Furniture and equipment	187	359
Other	16	24

	351	537
Accumulated depreciation	(210)	(385)

Property and equipment, net	$141	$152

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment, continued

Depreciation expense for the years ended December 31, 2011, 2010 and 2009, was $54 million, $55 million and $53 million, respectively.

Note 5. Product Liabilities

Future Contract Benefits and Contractholder Funds

Future contract benefits and contractholder funds by product type as of December 31 were as follows (in millions):

	2011		2010
	Future Contract Benefits	Contract- holder Funds	Future Contract Benefits	Contract- holder Funds
Life	$10,255	$10,041	$9,752	$9,780
Annuity	3,464	14,865	3,188	14,250
Health	3,832	—	3,353	—
Other	—	450	—	428

Total	$17,551	$25,356	$16,293	$24,458

Direct life insurance in force was $172 billion and $169 billion at December 31, 2011 and 2010, respectively.

Variable Annuity Product Guarantees

Thrivent Financial’s variable annuity contracts provide guarantees under certain circumstances. Most contracts include a guaranteed minimum benefit in the event of death (“GMDB”), while for some contracts the policyholder may elect to purchase a guaranteed minimum accumulation benefit (“GMAB”) or a guaranteed lifetime withdrawal benefit (“GLWB”). A net amount at risk for these guarantees exists when the guaranteed amount under the contract is in excess of the current account balance. Thrivent Financial monitors these guarantees and establishes reserves to cover any potential future benefit payment.

The GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a premium accumulation death benefit (an accumulation of premium at a specified interest rate adjusted for withdrawals), a six-year reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), a maximum anniversary (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset) or an earnings accumulation death benefit (an additional 40% is added to the lesser of premium or excess of account value over premium).

The GMABs provide the annuity contractholder with a guaranteed minimum return on account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are seven and ten years.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Product Liabilities, continued

Variable Annuity Product Guarantees, continued

The GLWBs provide the contractholder with a guarantee that a minimum amount will be available for withdrawal annually regardless of contract value for the term of the contract.

Additional information on these contract guarantees as of December 31 is as follows (in millions):

	GMDB	GMAB	GLWB
2011
Account value	$16,481	$2,051	$1,208
Net amount at risk	$673	$42	$60
Reserves recorded	$6	$65	$—
Average attained age of contractholders	59.1	60.5	64.9

2010
Account value	$15,607	$1,391	$854
Net amount at risk	$409	$3	$8
Reserves recorded	$4	$(35)	$(21)
Average attained age of contractholders	59.6	60.7	65.5

Variable Life and Annuity Product Assets

Contractholders elect the investment options that the variable account provides for investing from a selection of 41 different investment options. Contractholders that elect the GMAB and GLWB riders on these contracts can choose only three specific funds included in this pool.

The distribution of investments in the separate account assets as of December 31 was as follows:

	2011	2010
Equity funds	54%	58%
Bonds funds	34	31
Balanced funds	9	8
Other	3	3

Total separate account assets	100%	100%

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2011	2010	2009
Net balance at January 1	$649	$587	$511
Incurred related to:
Current year	285	258	237
Prior years	16	44	59

Total incurred	301	302	296

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities, continued

	2011	2010	2009
Paid related to:
Current year	63	55	61
Prior years	189	185	159

Total paid	252	240	220

Net balance at December 31	$698	$649	$587

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits. These estimates are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Direct premiums	$1,625	$1,640	$1,460
Reinsurance ceded	(66)	(62)	(56)

Net premiums	$1,559	$1,578	$1,404

Direct benefits	$1,442	$1,364	$1,339
Reinsurance ceded	(38)	(29)	(27)

Net contract claims and other benefits	$1,404	$1,335	$1,312

Reinsurance recoveries	$6	$7	$7

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2011 and 2010, were $171 million and $175 million, respectively.

Four reinsurance companies account for approximately 94% of the reinsurance recoverable at December 31, 2011. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available. These primarily include U.S. Treasury bonds.

When quoted prices are not available, prices are obtained from a third party pricing vendor. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. These primarily include corporate debt securities and asset-backed securities.

If a price cannot be obtained from a third party pricing vendor, a broker quote may be obtained or an internal pricing model specific to the asset may be utilized. The internal pricing models apply practices that are standard among the industry, utilize observable market data where available and include unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. These primarily include private placement debt securities and other debt obligations.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

Short-term investments carried at fair value consist of investments in money market mutual funds. The fair value for these investments is based on quoted daily net asset values of the invested funds.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Limited Partnerships

Limited partnerships carried at fair value primarily include private equity investments. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market-based approaches, where possible. Limited partnerships are valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows.

Other Investments

Other investments carried at fair value primarily include derivatives. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs.

Assets Held in Separate Accounts

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

The fair values of Thrivent Financial’s financial instruments carried at fair value were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2011:
Fixed maturity securities:
U.S. government and agency securities	$1,255	$6,838	$—	$8,093
U.S. state and political subdivision securities	—	214	—	214
Securities issued by foreign governments	—	165	—	165
Corporate debt securities	—	20,941	4,359	25,300
Residential mortgage-backed securities	—	1,067	—	1,067
Commercial mortgage-backed securities	—	1,830	—	1,830
Collateralized debt obligations	—	—	7	7
Other debt obligations	—	1,484	718	2,202
Equity securities:
Large-cap	270	3	—	273
Mid-cap	38	—	—	38
International	—	106	—	106
REITs	100	—	—	100
Preferred stocks	—	54	2	56
Other	236	70	16	322
Short-term investments	—	159	—	159
Limited partnerships	—	—	1,525	1,525
Other investments	—	170	15	185
Assets held in separate accounts	—	14,249	—	14,249

Total	$1,899	$47,350	$6,642	$55,891

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$1,295	$6,155	$3	$7,453
U.S. state and political subdivision securities	—	252	—	252
Securities issued by foreign governments	—	354	28	382
Corporate debt securities	—	18,932	4,288	23,220
Residential mortgage-backed securities	—	1,305	9	1,314
Commercial mortgage-backed securities	—	1,814	31	1,845
Collateralized debt obligations	—	—	4	4
Other debt obligations	—	1,156	262	1,418
Equity securities:
Large-cap	325	—	—	325
Mid-cap	86	—	—	86
International	—	147	—	147
REITs	98	—	—	98
Preferred stocks	—	61	—	61
Other	188	49	—	237
Short-term investments	—	207	—	207
Limited partnerships	—	—	1,181	1,181
Other investments	6	274	12	292
Assets held in separate accounts	—	13,796	—	13,796

Total	$1,998	$44,502	$5,818	$52,318

For those financial instruments carried on the Consolidated Balance Sheets at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31, 2011 and 2010 (in millions):

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$3	$—	$—	$(3)	$—
Securities issued by foreign governments	28	(2)	(3)	(23)	—
Corporate debt securities	4,288	9	183	(121)	4,359
Residential mortgage-backed securities	9	—	(1)	(8)	—
Commercial mortgage-backed securities	31	—	—	(31)	—
Collateralized debt obligations	4	6	1	(4)	7
Other debt obligations	262	1	(5)	460	718
Preferred stocks	—	—	(1)	3	2
Other equity securities	—	—	(2)	18	16
Limited partnerships	1,181	263	—	81	1,525
Other investments	12	7	(6)	2	15

Total	$5,818	$284	$166	$374	$6,642

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
December 31, 2010
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$—	$3	$3
Securities issued by foreign governments	—	—	1	27	28
Corporate debt securities	4,300	14	63	(89)	4,288
Residential mortgage-backed securities	7	2	3	(3)	9
Commercial mortgage-backed securities	4	—	7	20	31
Collateralized debt obligations	19	(6)	5	(14)	4
Other debt obligations	138	1	16	107	262
Other equity securities	2	—	—	(2)	—
Limited partnerships	836	159	—	186	1,181
Other investments	30	(6)	5	(17)	12

Total	$5,336	$164	$100	$218	$5,818

	Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Purchases, sales, maturities, transfers, net
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$—	$—	(1)	$—	$—	$(2)	$(3)
Securities issued by foreign governments	—	—	(23)	—	—	—	(23)
Corporate debt securities	957	—	(471)	—	12	(619)	(121)
Residential mortgage-backed securities	—	—	(1)	—	—	(7)	(8)
Commercial mortgage-backed securities	—	—	(2)	—	—	(29)	(31)
Collateralized debt obligations	7	—	(11)	—	—	—	(4)
Other debt obligations	10	—	(40)	—	572	(82)	460
Preferred Stocks	5	—	(2)	—	—	—	3
Other equity securities	17	—	—	—	1	—	18
Limited partnerships	331	—	(250)	—	—	—	81
Other investments	1	—	1	—	—	—	2

Total	$1,328	$—	(800)	$—	$585	$(739)	$374

December 31, 2010
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$(2)	$—	$5	$—	$3
Securities issued by foreign governments	—	—	—	—	27	—	27
Corporate debt securities	653	—	(616)	—	54	(180)	(89)
Residential mortgage-backed securities	—	—	(3)	—	—	—	(3)
Commercial mortgage-backed securities	—	—	(1)	—	21	—	20
Collateralized debt obligations	—	—	(15)	—	1	—	(14)
Other debt obligations	7	—	(47)	—	173	(26)	107
Other equity securities	—	—	—	—	—	(2)	(2)
Limited partnerships	328	—	(142)	—	—	—	186
Other investments	—	—	(15)	—	—	(2)	(17)

Total	$988	$—	$(841)	$—	$281	$(210)	$218

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Transfers into and out of Level 3 assets include transfers to and from Level 1 and Level 2 securities, as well as reclassification adjustments within the Level 3 asset categories.

The amounts of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, were as follows (in millions):

	2011	2010
Limited partnerships	$323	$219
Other investments	6	—

Total	$329	$219

The fair values of significant transfers of Thrivent Financial’s Level 1 and Level 2 fair value measurements were as follows (in millions):

	Level 1	Level 2
Fair value at December 31, 2011:
Transfers into	$—	$184
Transfers out of	—	(31)

Fair value at December 31, 2010:
Transfers into	$4	$31
Transfers out of	—	(105)

The transfers during 2011 and 2010 were due to price source changes.

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

Short-term investments not carried at fair value consist primarily of investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

Other Investments

Other investments not carried at fair value primarily include investments in equity limited partnerships, real estate and real estate joint ventures. Limited partnerships are valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows. The fair values of real estate and real estate joint ventures are estimated primarily using various market valuation techniques.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits, commercial paper and agency notes. The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for other liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products. Fair values for other liabilities with fixed maturities are estimated based on cash flow analysis using discount rates of similar instruments.

The carrying values and estimated fair values of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Mortgage loans	$7,906	$8,566	$7,821	$7,920
Contract loans	1,273	1,273	1,275	1,275
Short-term investments	542	542	490	490
Other investments	544	548	568	606
Cash and cash equivalents	1,504	1,504	1,097	1,097
Financial liabilities:
Policyholder account balances	14,918	14,805	14,302	14,195
Liabilities related to separate accounts	14,249	14,249	13,796	13,796
Other liabilities	475	477	472	469

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

Other Liabilities, continued

many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plans			Other Plans
	2011	2010	2009	2011	2010	2009
Service cost	$17	$18	$16	$3	$3	$3
Interest cost	42	42	42	8	8	8
Expected return on plan assets	(55)	(53)	(52)	—	—	—
Amortization of prior service cost	(1)	(1)	—	(1)	(1)	(1)
Other	12	7	—	3	3	2

Periodic cost	$15	$13	$6	$13	$13	$12

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2011	2010	2011	2010
Change in projected benefit obligation:
Benefit obligation, beginning of year	$784	$730	$145	$139
Service cost	17	18	3	3
Interest cost	42	42	8	8
Actuarial loss (gain)	70	28	3	2
Benefits paid	(34)	(34)	(6)	(7)

Benefit obligation, end of year	879	784	153	145

Change in plan assets:
Fair value of plan assets, beginning of year	604	549	—	—
Actual return on plan assets	(6)	69	—	—
Employer contribution	30	20	6	7
Benefits paid	(34)	(34)	(6)	(7)

Fair value of plan assets, end of year	594	604	—	—

Funded status	$(285)	$(180)	$(153)	$(145)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2011	2010	2011	2010
Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(3)	$(3)	$(1)	$(2)
Net loss	375	255	50	50

Total recognized	$372	$252	$49	$48

Accumulated benefit obligation	$835	$737	$153	$145

As of December 31, 2011 and 2010, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2011	2010	2011	2010
Weighted average assumptions at end of year:
Discount rate	5.00%	5.50%	5.00%	5.50%
Expected return on plan assets	8.25	8.50	N/A	N/A
Rate of compensation increase	2.50	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2011, trending down to 5% in 2021. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2011 total service and interest cost by $1 million and the postretirement health care benefit obligation by $15 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2012 — $49 million; 2013 — $51 million; 2014 — $53 million; 2015 — $56 million; 2016 — $59 million; and 2017 to 2021 — $338 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2011:
Fixed maturity securities:
U.S. government and agency securities	$52	$60	$—	$112
U.S. state and political subdivision securities	—	1	—	1
Securities issued by foreign governments	—	4	—	4
Corporate debt securities	—	42	—	42
Residential mortgage-backed securities	—	7	1	8
Commercial mortgage-backed securities	—	9	—	9
Other debt obligations	—	2	—	2
Equity securities:
Large-cap	224	1	—	225
International	—	78	—	78
REITs	64	—	—	64
Other	47	—	—	47
Short-term investments	—	11	—	11
Cash and cash equivalents	—	36	—	36

Total	$387	$251	$1	$639

Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$62	$57	$—	$119
U.S. state and political subdivision securities	—	1	—	1
Corporate debt securities	—	30	—	30
Residential mortgage-backed securities	—	5	—	5
Commercial mortgage-backed securities	—	11	—	11
Other debt obligations	—	12	—	12
Equity securities:
Large-cap	232	—	—	232
International	—	91	—	91
REITs	59	—	—	59
Other	48	—	—	48
Short-term investments	—	1	—	1
Cash and cash equivalents	—	40	—	40

Total	$401	$248	$—	$649

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $45 million as of both December 31, 2011 and 2010.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2011 or 2010.

The following table shows the changes in fair values for the residential mortgage-backed securities categorized as Level 3 (in millions):

Balance, January 1, 2011	$—
Transfers into Level 3	1

Balance, December 31, 2011	$1

The minimum pension contribution required for 2011 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in 2012.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2011, 2010 and 2009, Thrivent Financial contributed $18 million, $27 million and $26 million, respectively, to these plans.

As of December 31, 2011 and 2010, $105 million and $109 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 10. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2011, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Other Matters, continued

Commitments and Contingent Liabilities, continued

Financial Instruments, continued

exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates. These commitments totaled $60 million and $71 million as of December 31, 2011 and 2010, respectively. Commitments to purchase other invested assets were $1,398 million and $1,472 million as of December 31, 2011 and 2010, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $9 million, $8 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. Future minimum aggregate rental commitments as of December 31, 2011, for operating leases were as follows: 2012—$5 million; 2013—$3 million; 2014 — $2 million; 2015 — $0.5 million; and 2016 — $0.3 million. Thrivent Financial has expensed and recorded corresponding liabilities for lease agreements terminated early or no longer used for their intended purpose. The value of the liability for these lease agreements was $0.3 million as of December 31, 2011.

Thrivent Financial has rental income generated from properties acquired through default on mortgage loans held and from rental space in its corporate headquarters building. The cost and carrying value of the properties acquired through default on mortgage loans as of December 31, 2011, was $42 million. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2011, are as follows: 2012 —$3 million; 2013 — $2 million; 2014 — $1 million; 2015 — $1 million; and 2016 — $1 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $33 million and $34 million of long-term debt at December 31, 2011 and 2010, respectively, which is included in other liabilities on the Consolidated Balance Sheets. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 11. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Synopsis of Statutory Financial Results, continued

and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Synopsis of Statutory Financial Results, continued

Summarized statutory-basis financial information as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009, for Thrivent Financial is as follows (in millions):

	2011	2010	2009
Admitted assets	$62,257	$59,225	$54,372
Liabilities	$58,253	$55,129	$50,245
Surplus	4,004	4,096	4,127

Total liabilities and surplus	$62,257	$59,225	$54,372

	2011	2010	2009
Gain from operations before net realized capital gains and losses	$480	$268	$275
Net realized capital losses	(56)	(19)	(293)

Net income (loss)	424	249	(18)
Total other surplus changes	(516)	(280)	210

Net change in unassigned surplus	$(92)	$(31)	$192

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Auditors on Other Financial Information

The Board of Directors

Thrivent Financial for Lutherans

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary information included in Schedules I, III and IV is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information has been subjected to the auditing procedures applied in our audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Minneapolis, Minnesota

April 23, 2012

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments — Other than Investments in Related Parties

As of December 31, 2011

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet(1)
Fixed maturities:
Bonds:
U.S.government and government agencies and authorities	$7,786	$8,093	$8,093
State, municipalities and political subdivisions	190	214	214
Foreign governments	148	165	165
Public utilities	2,955	3,395	3,395
Convertibles and bonds with warrants attached	763	813	813
All other corporate bonds	24,490	26,420	26,420
Certificates of deposit	—	—	—
Redeemable preferred stock	—	—	—

Total fixed maturities	36,332	39,100	39,100

Equity securities:
Common stocks:
Public utilities	16	17	17
Banks, trust and insurance companies	117	122	122
Industrial, miscellaneous and all other	674	700	700
Nonredeemable preferred stocks	—	—	—

Total equity securities	807	839	839

Mortgage loans on real estate	7,906		7,906
Real estate	51		51
Policy loans	1,273		1,273
Other long-term investments	2,037		2,037
Short-term investments	701		701

Total investments	$49,107		$51,907

(1)	Amount on balance sheet differs from the consolidated balance sheet due to classification differences in this Schedule.

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2011

(in millions)

As of December 31, 2011:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$813	$10,255	$—	$10,152
Annuity	764	3,464	—	14,950
Health	126	3,775	57	32
Other, non-insurance	—	—	—	450

	$1,703	$17,494	$57	$25,584

For the year ended December 31, 2011:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses
Life	$866	$1,251	$2,110	$60	$255
Annuity	374	986	1,179	25	243
Health	319	256	458	16	31
Other, non-insurance	—	52	14	—	306

	$1,559	$2,545	$3,761	$101	$835

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2011

(in millions)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$171,744	$38,812	$—	$132,932	—
Premiums:
Life	932	66	—	866	—
Annuity	374	—	—	374	—
Health	319	—	—	319	—

	$1,625	$66	$—	$1,559	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 23, 2012

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Assets and Liabilities

December 31, 2011

Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$48,223,084	$48,223,084	$48,330,621	4,229,242
Moderately Aggressive Allocation	$93,838,330	$93,838,330	$94,823,036	8,385,535
Moderate Allocation	$42,692,985	$42,692,985	$42,667,951	3,794,527
Moderately Conservative Allocation	$6,794,784	$6,794,784	$6,697,636	602,293
Partner Technology	$2,803,864	$2,803,864	$2,865,457	452,200
Partner Healthcare	$347,412	$347,412	$329,130	30,851
Partner Natural Resources	$750,402	$750,402	$750,799	90,099
Partner Emerging Markets	$764,999	$764,999	$697,441	70,029
Real Estate Securities	$3,264,637	$3,264,637	$3,079,107	207,003
Partner Utilities	$260,077	$260,077	$239,265	30,069
Partner Small Cap Growth	$1,613,030	$1,613,030	$1,452,129	129,856
Partner Small Cap Value	$3,086,564	$3,086,564	$2,690,144	165,547
Small Cap Stock	$6,205,152	$6,205,152	$6,226,168	517,484
Small Cap Index	$14,866,077	$14,866,077	$15,859,320	1,164,177
Mid Cap Growth II	$703,779	$703,779	$716,593	76,704
Mid Cap Growth	$5,638,750	$5,638,750	$4,935,103	322,218
Partner Mid Cap Value	$602,674	$602,674	$559,794	48,174
Mid Cap Stock	$6,062,963	$6,062,963	$5,586,391	528,170
Mid Cap Index	$4,761,781	$4,761,781	$4,777,789	403,850
Partner Worldwide Allocation	$1,153,199	$1,153,199	$1,244,698	156,001
Partner International Stock	$11,399,702	$11,399,702	$14,255,054	1,241,013
Partner Socially Responsible Stock	$107,204	$107,204	$103,230	10,548
Partner All Cap Growth	$1,278,286	$1,278,286	$940,325	136,743
Partner All Cap Value	$407,229	$407,229	$341,133	50,138
Partner All Cap	$1,627,514	$1,627,514	$1,776,922	192,793
Large Cap Growth II	$466,513	$466,513	$598,410	73,198
Large Cap Growth	$7,828,779	$7,828,779	$7,211,844	490,417
Partner Growth Stock	$2,139,860	$2,139,860	$2,033,796	187,559
Large Cap Value	$5,605,008	$5,605,008	$5,735,485	539,244
Large Cap Stock	$11,410,034	$11,410,034	$11,937,400	1,406,771
Large Cap Index	$24,577,360	$24,577,360	$27,180,285	1,387,580
Equity Income Plus	$345,741	$345,741	$341,171	39,235
Balanced	$8,231,574	$8,231,574	$8,274,032	568,397
High Yield	$3,078,547	$3,078,547	$3,098,539	660,434
Diversified Income Plus	$2,874,346	$2,874,346	$2,820,176	438,383
Partner Socially Responsible Bond	$99,486	$99,486	$98,020	9,291
Income	$2,851,116	$2,851,116	$2,744,553	282,712
Bond Index	$4,531,287	$4,531,287	$4,193,620	404,197
Limited Maturity Bond	$3,446,879	$3,446,879	$3,489,220	356,396
Mortgage Securities	$721,534	$721,534	$682,924	69,077
Money Market	$2,802,168	$2,802,168	$2,802,168	2,802,168

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Operations

December 31, 2011

	Investment Income		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Net investment income (loss)	Net realized gain (loss) on investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on sale of investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$622,611	$622,611	$131,511	$804,635	$(3,495,871)	$(2,559,725)	$(1,937,114)
Moderately Aggressive Allocation	$1,814,842	$1,814,842	$81,950	$1,107,854	$(5,791,206)	$(4,601,402)	$(2,786,560)
Moderate Allocation	$915,276	$915,276	$102,334	$592,243	$(2,084,813)	$(1,390,236)	$(474,960)
Moderately Conservative Allocation	$139,411	$139,411	$34,752	$83,967	$(243,664)	$(124,945)	$14,466
Partner Technology	$—	$—	$15,723	$—	$(424,934)	$(409,211)	$(409,211)
Partner Healthcare	$—	$—	$4,705	$10,914	$(27,591)	$(11,972)	$(11,972)
Partner Natural Resources	$564	$564	$13,679	$—	$(135,304)	$(121,625)	$(121,061)
Partner Emerging Markets	$8,182	$8,182	$36,659	$—	$(131,700)	$(95,041)	$(86,859)
Real Estate Securities	$—	$—	$15,195	$—	$258,666	$273,861	$273,861
Partner Utilities	$4,042	$4,042	$1,878	$—	$11,048	$12,926	$16,968
Partner Small Cap Growth	$—	$—	$60,278	$—	$(115,558)	$(55,280)	$(55,280)
Partner Small Cap Value	$7,160	$7,160	$91,462	$—	$(164,550)	$(73,088)	$(65,928)
Small Cap Stock	$—	$—	$27,778	$—	$(369,292)	$(341,514)	$(341,514)
Small Cap Index	$131,125	$131,125	$(83,185)	$447,166	$(420,461)	$(56,480)	$74,645
Mid Cap Growth II	$778	$778	$4,271	$27,361	$(68,992)	$(37,360)	$(36,582)
Mid Cap Growth	$19,360	$19,360	$141,002	$—	$(492,991)	$(351,989)	$(332,629)
Partner Mid Cap Value	$1,417	$1,417	$19,612	$—	$(60,443)	$(40,831)	$(39,414)
Mid Cap Stock	$3,054	$3,054	$105,477	$—	$(518,799)	$(413,322)	$(410,268)
Mid Cap Index	$41,465	$41,465	$25,418	$304,818	$(486,205)	$(155,969)	$(114,504)
Partner Worldwide Allocation	$25,881	$25,881	$6,603	$21,626	$(207,183)	$(178,954)	$(153,073)
Partner International Stock	$4,934	$4,934	$(163,154)	$—	$(1,676,909)	$(1,840,063)	$(1,835,129)
Partner Socially Responsible Stock	$—	$—	$880	$—	$(3,169)	$(2,289)	$(2,289)
Partner All Cap Growth	$—	$—	$27,606	$—	$(119,651)	$(92,045)	$(92,045)
Partner All Cap Value	$2,529	$2,529	$11,216	$—	$(56,437)	$(45,221)	$(42,692)
Partner All Cap	$11,213	$11,213	$(25,350)	$—	$(79,732)	$(105,082)	$(93,869)
Large Cap Growth II	$723	$723	$(20,571)	$9,530	$(21,449)	$(32,490)	$(31,767)
Large Cap Growth	$47,908	$47,908	$155,324	$—	$(633,794)	$(478,470)	$(430,562)
Partner Growth Stock	$—	$—	$23,904	$—	$(57,700)	$(33,796)	$(33,796)
Large Cap Value	$1,339	$1,339	$(2,301)	$—	$(180,399)	$(182,700)	$(181,361)
Large Cap Stock	$1,435	$1,435	$(5,150)	$—	$(543,061)	$(548,211)	$(546,776)
Large Cap Index	$419,938	$419,938	$(225,247)	$—	$232,008	$6,761	$426,699
Equity Income Plus	$937	$937	$325	$—	$(16,715)	$(16,390)	$(15,453)
Balanced	$183,795	$183,795	$1,428	$272,652	$(126,238)	$147,842	$331,637
High Yield	$238,892	$238,892	$11,158	$—	$(105,110)	$(93,952)	$144,940
Diversified Income Plus	$145,130	$145,130	$22,465	$—	$(97,620)	$(75,155)	$69,975
Partner Socially Responsible Bond	$1,855	$1,855	$5	$—	$2,455	$2,460	$4,315
Income	$128,830	$128,830	$21,556	$—	$15,078	$36,634	$165,464
Bond Index	$124,399	$124,399	$30,330	$28,620	$165,254	$224,204	$348,603
Limited Maturity Bond	$80,805	$80,805	$(834)	$—	$(47,167)	$(48,001)	$32,804
Mortgage Securities	$20,488	$20,488	$9,062	$2,634	$(911)	$10,785	$31,273
Money Market	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy loans
Aggressive Allocation	$622,611	$936,146	$(3,495,871)	$(1,937,114)	$10,382,640	$(26,800)	$(554,649)	$(494,065)
Moderately Aggressive Allocation	$1,814,842	$1,189,804	$(5,791,206)	$(2,786,560)	$18,344,322	$(46,874)	$(887,453)	$(593,109)
Moderate Allocation	$915,276	$694,577	$(2,084,813)	$(474,960)	$7,164,789	$—	$(261,723)	$(175,471)
Moderately Conservative Allocation	$139,411	$118,719	$(243,664)	$14,466	$801,756	$(112,474)	$(50,344)	$(11,614)
Partner Technology	$—	$15,723	$(424,934)	$(409,211)	$398,530	$(5,973)	$(25,500)	$(18,500)
Partner Healthcare	$—	$15,619	$(27,591)	$(11,972)	$63,745	$—	$(2,268)	$(2,163)
Partner Natural Resources	$564	$13,679	$(135,304)	$(121,061)	$148,719	$—	$(14,836)	$(600)
Partner Emerging Markets	$8,182	$36,659	$(131,700)	$(86,859)	$169,310	$—	$(13,964)	$(26,779)
Real Estate Securities	$—	$15,195	$258,666	$273,861	$441,265	$(1,250)	$(44,229)	$(26,114)
Partner Utilities	$4,042	$1,878	$11,048	$16,968	$49,482	$—	$(9,350)	$(4,347)
Partner Small Cap Growth	$—	$60,278	$(115,558)	$(55,280)	$236,758	$—	$(19,600)	$(12,517)
Partner Small Cap Value	$7,160	$91,462	$(164,550)	$(65,928)	$405,457	$(9,499)	$(40,205)	$(33,964)
Small Cap Stock	$—	$27,778	$(369,292)	$(341,514)	$822,813	$(9,955)	$(55,125)	$(51,059)
Small Cap Index	$131,125	$363,981	$(420,461)	$74,645	$1,469,306	$(38,033)	$(132,684)	$(139,953)
Mid Cap Growth II	$778	$31,632	$(68,992)	$(36,582)	$74,447	$—	$(2,167)	$1,763
Mid Cap Growth	$19,360	$141,002	$(492,991)	$(332,629)	$806,569	$(7,287)	$(48,765)	$(26,289)
Partner Mid Cap Value	$1,417	$19,612	$(60,443)	$(39,414)	$67,106	$—	$(2,581)	$(4,082)
Mid Cap Stock	$3,054	$105,477	$(518,799)	$(410,268)	$749,422	$(15,551)	$(87,244)	$(70,905)
Mid Cap Index	$41,465	$330,236	$(486,205)	$(114,504)	$560,506	$(3,906)	$(48,938)	$(39,422)
Partner Worldwide Allocation	$25,881	$28,229	$(207,183)	$(153,073)	$227,871	$—	$(4,031)	$(4,677)
Partner International Stock	$4,934	$(163,154)	$(1,676,909)	$(1,835,129)	$1,704,080	$(28,416)	$(140,244)	$(162,748)
Partner Socially Responsible Stock	$—	$880	$(3,169)	$(2,289)	$45,382	$—	$(530)	$(405)
Partner All Cap Growth	$—	$27,606	$(119,651)	$(92,045)	$118,875	$—	$(2,033)	$(6,073)
Partner All Cap Value	$2,529	$11,216	$(56,437)	$(42,692)	$38,341	$—	$(1,400)	$(4,975)
Partner All Cap	$11,213	$(25,350)	$(79,732)	$(93,869)	$208,720	$(5,914)	$(16,311)	$(9,042)
Large Cap Growth II	$723	$(11,041)	$(21,449)	$(31,767)	$67,319	$—	$(4,370)	$(10,195)
Large Cap Growth	$47,908	$155,324	$(633,794)	$(430,562)	$1,128,934	$(25,060)	$(118,013)	$(72,320)
Partner Growth Stock	$—	$23,904	$(57,700)	$(33,796)	$221,493	$(2,297)	$(18,252)	$4,878
Large Cap Value	$1,339	$(2,301)	$(180,399)	$(181,361)	$728,174	$(24,520)	$(65,844)	$(17,963)
Large Cap Stock	$1,435	$(5,150)	$(543,061)	$(546,776)	$1,556,892	$(45,587)	$(83,966)	$(77,986)
Large Cap Index	$419,938	$(225,247)	$232,008	$426,699	$2,899,892	$(46,748)	$(223,928)	$(187,241)
Equity Income Plus	$937	$325	$(16,715)	$(15,453)	$89,517	$—	$(2,197)	$(898)
Balanced	$183,795	$274,080	$(126,238)	$331,637	$899,862	$(48,048)	$(64,191)	$(50,413)
High Yield	$238,892	$11,158	$(105,110)	$144,940	$326,872	$(6,709)	$(56,003)	$(11,615)
Diversified Income Plus	$145,130	$22,465	$(97,620)	$69,975	$273,722	$(5,947)	$(32,174)	$(24,585)
Partner Socially Responsible Bond	$1,855	$5	$2,455	$4,315	$12,006	$—	$(763)	$(560)
Income	$128,830	$21,556	$15,078	$165,464	$367,717	$(4,510)	$(26,055)	$(15,967)
Bond Index	$124,399	$58,950	$165,254	$348,603	$534,334	$(13,534)	$(29,340)	$(19,167)
Limited Maturity Bond	$80,805	$(834)	$(47,167)	$32,804	$458,153	$(799)	$(37,968)	$(21,927)
Mortgage Securities	$20,488	$11,696	$(911)	$31,273	$74,578	$—	$(8,115)	$(8,923)
Money Market	$—	$—	$—	$—	$713,643	$—	$(69,436)	$(3,979)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets, continued

December 31, 2011

	Increase (decrease) in net assets from contract related transactions
Subaccount	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$(3,549,231)	$(1,465,135)	$(364,595)	$(12,839)	$3,915,326	$1,978,212	$46,244,872	$48,223,084
Moderately Aggressive Allocation	$(6,144,222)	$(592,050)	$(680,466)	$(27,311)	$9,372,837	$6,586,277	$87,252,053	$93,838,330
Moderate Allocation	$(2,646,633)	$892,677	$(297,488)	$(11,594)	$4,664,557	$4,189,597	$38,503,388	$42,692,985
Moderately Conservative Allocation	$(425,679)	$624,075	$(49,915)	$(918)	$774,887	$789,353	$6,005,431	$6,794,784
Partner Technology	$(189,313)	$(116,723)	$(23,394)	$(56)	$19,071	$(390,140)	$3,194,004	$2,803,864
Partner Healthcare	$(16,218)	$(4,185)	$(2,098)	$(115)	$36,698	$24,726	$322,686	$347,412
Partner Natural Resources	$(52,500)	$133,128	$(5,342)	$(238)	$208,331	$87,270	$663,132	$750,402
Partner Emerging Markets	$(53,928)	$(19,643)	$(5,315)	$(276)	$49,405	$(37,454)	$802,453	$764,999
Real Estate Securities	$(203,272)	$(300,642)	$(25,810)	$(206)	$(160,258)	$113,603	$3,151,034	$3,264,637
Partner Utilities	$(12,518)	$70,512	$(1,334)	$(70)	$92,375	$109,343	$150,734	$260,077
Partner Small Cap Growth	$(105,224)	$(187,590)	$(13,225)	$(281)	$(101,679)	$(156,959)	$1,769,989	$1,613,030
Partner Small Cap Value	$(193,946)	$(504,224)	$(25,954)	$(344)	$(402,679)	$(468,607)	$3,555,171	$3,086,564
Small Cap Stock	$(394,799)	$(565,537)	$(49,743)	$(91)	$(303,496)	$(645,010)	$6,850,162	$6,205,152
Small Cap Index	$(853,879)	$(1,108,632)	$(114,970)	$(342)	$(919,187)	$(844,542)	$15,710,619	$14,866,077
Mid Cap Growth II	$(45,190)	$(641)	$(6,059)	$(4)	$22,149	$(14,433)	$718,212	$703,779
Mid Cap Growth	$(324,907)	$(428,414)	$(43,527)	$(1,079)	$(73,699)	$(406,328)	$6,045,078	$5,638,750
Partner Mid Cap Value	$(32,395)	$(57,733)	$(4,006)	$(264)	$(33,955)	$(73,369)	$676,043	$602,674
Mid Cap Stock	$(371,425)	$(668,935)	$(50,971)	$(94)	$(515,703)	$(925,971)	$6,988,934	$6,062,963
Mid Cap Index	$(272,913)	$(374,452)	$(38,975)	$(324)	$(218,424)	$(332,928)	$5,094,709	$4,761,781
Partner Worldwide Allocation	$(62,966)	$45,638	$(6,767)	$(529)	$194,539	$41,466	$1,111,733	$1,153,199
Partner International Stock	$(784,512)	$(1,307,268)	$(103,668)	$(452)	$(823,228)	$(2,658,357)	$14,058,059	$11,399,702
Partner Socially Responsible Stock	$(4,533)	$24,417	$(323)	$(59)	$63,949	$61,660	$45,544	$107,204
Partner All Cap Growth	$(27,649)	$(7,785)	$(7,741)	$(139)	$67,455	$(24,590)	$1,302,876	$1,278,286
Partner All Cap Value	$(9,572)	$(24,649)	$(2,450)	$(69)	$(4,774)	$(47,466)	$454,695	$407,229
Partner All Cap	$(109,795)	$(140,724)	$(14,277)	$(242)	$(87,585)	$(181,454)	$1,808,968	$1,627,514
Large Cap Growth II	$(27,246)	$(53,301)	$(4,078)	$(28)	$(31,899)	$(63,666)	$530,179	$466,513
Large Cap Growth	$(533,067)	$(986,267)	$(69,325)	$(113)	$(675,231)	$(1,105,793)	$8,934,572	$7,828,779
Partner Growth Stock	$(112,118)	$(166,101)	$(17,058)	$(503)	$(89,958)	$(123,754)	$2,263,614	$2,139,860
Large Cap Value	$(324,542)	$(659,824)	$(46,111)	$(360)	$(410,990)	$(592,351)	$6,197,359	$5,605,008
Large Cap Stock	$(764,345)	$(1,074,400)	$(93,482)	$(115)	$(582,989)	$(1,129,765)	$12,539,799	$11,410,034
Large Cap Index	$(1,525,141)	$(1,978,639)	$(190,823)	$(450)	$(1,253,078)	$(826,379)	$25,403,739	$24,577,360
Equity Income Plus	$(14,831)	$93,747	$(1,393)	$(253)	$163,692	$148,239	$197,502	$345,741
Balanced	$(537,437)	$(505,339)	$(63,713)	$(5)	$(369,284)	$(37,647)	$8,269,221	$8,231,574
High Yield	$(175,932)	$(262,799)	$(23,275)	$(348)	$(209,809)	$(64,869)	$3,143,416	$3,078,547
Diversified Income Plus	$(153,965)	$(198,879)	$(22,513)	$(105)	$(164,446)	$(94,471)	$2,968,817	$2,874,346
Partner Socially Responsible Bond	$(3,001)	$4,296	$(469)	$(19)	$11,490	$15,805	$83,681	$99,486
Income	$(182,625)	$(479,565)	$(23,632)	$(206)	$(364,843)	$(199,379)	$3,050,495	$2,851,116
Bond Index	$(283,804)	$(221,092)	$(33,717)	$(239)	$(66,559)	$282,044	$4,249,243	$4,531,287
Limited Maturity Bond	$(233,169)	$(461,953)	$(29,718)	$(266)	$(327,647)	$(294,843)	$3,741,722	$3,446,879
Mortgage Securities	$(43,061)	$(65,419)	$(6,186)	$(23)	$(57,149)	$(25,876)	$747,410	$721,534
Money Market	$(260,452)	$(92,382)	$(27,101)	$(445)	$259,848	$259,848	$2,542,320	$2,802,168

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy loans
Aggressive Allocation	$571,950	$221,973	$5,940,226	$6,734,149	$10,137,341	$(169,888)	$(395,042)	$(206,345)
Moderately Aggressive Allocation	$1,730,999	$918,208	$8,750,066	$11,399,273	$16,996,526	$(52,049)	$(1,092,149)	$(383,937)
Moderate Allocation	$828,844	$450,586	$3,081,492	$4,360,922	$5,777,532	$(49,194)	$(326,798)	$(227,927)
Moderately Conservative Allocation	$127,164	$84,576	$372,487	$584,227	$658,358	$—	$(23,422)	$(13,200)
Partner Technology	$—	$(14,790)	$648,778	$633,988	$407,178	$—	$(40,596)	$(40,693)
Partner Healthcare	$374	$10,721	$15,816	$26,911	$60,591	$—	$(5,842)	$14,157
Partner Natural Resources	$391	$5,426	$85,558	$91,375	$119,433	$(2,582)	$(4,824)	$10,113
Partner Emerging Markets	$—	$11,716	$141,865	$153,581	$145,130	$(2,694)	$(4,810)	$24,586
Real Estate Securities	$83,070	$(61,060)	$679,395	$701,405	$485,912	$(8,412)	$(22,671)	$(26,864)
Partner Utilities	$2,544	$(54)	$6,780	$9,270	$35,581	$—	$(1,270)	$5,147
Partner Small Cap Growth	$—	$(874)	$402,046	$401,172	$299,760	$(3,056)	$(16,343)	$(13,810)
Partner Small Cap Value	$31,610	$12,111	$629,434	$673,155	$526,542	$(3,378)	$(27,476)	$(13,365)
Small Cap Stock	$2,339	$(85,742)	$1,474,172	$1,390,769	$936,119	$(3,302)	$(68,542)	$(108,693)
Small Cap Index	$116,809	$(395,190)	$3,578,789	$3,300,408	$1,753,808	$(36,781)	$(192,155)	$(204,764)
Mid Cap Growth II	$—	$54,617	$105,201	$159,818	$88,224	$—	$(6,092)	$(20,530)
Mid Cap Growth	$12,012	$23,179	$1,306,158	$1,341,349	$937,073	$(6,489)	$(38,587)	$(120,877)
Partner Mid Cap Value	$4,886	$1,537	$121,921	$128,344	$162,374	$(2,679)	$(2,854)	$(1,527)
Mid Cap Stock	$29,230	$6,306	$1,416,318	$1,451,854	$844,356	$(8,565)	$(73,650)	$(68,688)
Mid Cap Index	$46,990	$(23,234)	$1,038,777	$1,062,533	$712,729	$(3,930)	$(34,963)	$(50,577)
Partner Worldwide Allocation	$14,341	$4,324	$110,221	$128,886	$333,555	$—	$(12,314)	$5,429
Partner International Stock	$253,972	$(212,759)	$1,113,404	$1,154,617	$2,114,164	$(42,143)	$(164,138)	$(88,691)
Partner Socially Responsible Stock	$45	$717	$6,030	$6,792	$20,535	$—	$—	$12
Partner All Cap Growth	$—	$15,045	$247,407	$262,452	$110,940	$—	$(5,779)	$(1,912)
Partner All Cap Value	$—	$8,925	$62,460	$71,385	$46,047	$—	$(5,832)	$69
Partner All Cap	$11,720	$(36,768)	$281,898	$256,850	$247,730	$—	$(14,847)	$(36,507)
Large Cap Growth II	$1,446	$50,364	$(10,720)	$41,090	$78,702	$(1,251)	$(5,834)	$(3,816)
Large Cap Growth	$49,609	$54,961	$766,096	$870,666	$1,325,030	$(15,051)	$(89,764)	$(103,297)
Partner Growth Stock	$359	$(11,405)	$328,136	$317,090	$392,984	$(1,250)	$(16,190)	$(35,029)
Large Cap Value	$79,311	$(49,755)	$674,752	$704,308	$930,395	$(15,149)	$(71,356)	$(34,261)
Large Cap Stock	$88,376	$(100,774)	$1,241,828	$1,229,430	$1,822,736	$(11,142)	$(133,285)	$(101,515)
Large Cap Index	$436,121	$(528,913)	$3,357,415	$3,264,623	$3,483,083	$(39,165)	$(298,918)	$(191,473)
Equity Income Plus	$2,788	$3,169	$17,590	$23,547	$93,925	$—	$(14)	$(18,364)
Balanced	$202,978	$(17,328)	$806,155	$991,805	$969,385	$(145,080)	$(52,044)	$(39,608)
High Yield	$226,951	$(2,159)	$157,972	$382,764	$425,347	$(1,063)	$(30,137)	$(14,151)
Diversified Income Plus	$131,823	$(1,976)	$267,027	$396,874	$280,256	$(3,757)	$(10,806)	$(46,601)
Partner Socially Responsible Bond	$2,144	$3,223	$(1,015)	$4,352	$13,909	$—	$—	$(1,027)
Income	$147,023	$9,580	$159,827	$316,430	$435,279	$(4,432)	$(31,523)	$845
Bond Index	$132,109	$20,217	$218,742	$371,068	$551,497	$(9,618)	$(38,700)	$(56,553)
Limited Maturity Bond	$123,989	$(86)	$70,542	$194,445	$586,485	$(13,253)	$(100,412)	$19,862
Mortgage Securities	$23,962	$10,885	$42,738	$77,585	$100,606	$(2,839)	$(7,757)	$1,870
Money Market	$—	$—	$—	$—	$862,236	$(3,248)	$(27,311)	$(37,904)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets, continued

December 31, 2010

	Increase (decrease) in net assets from contract related transactions
Subaccount	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$(3,478,605)	$(1,396,119)	$(312,959)	$(20,426)	$4,157,957	$10,892,106	$35,352,766	$46,244,872
Moderately Aggressive Allocation	$(5,880,259)	$(1,957,759)	$(586,871)	$(43,584)	$6,999,918	$18,399,191	$68,852,862	$87,252,053
Moderate Allocation	$(2,353,331)	$2,593,813	$(246,171)	$(20,294)	$5,147,630	$9,508,552	$28,994,836	$38,503,388
Moderately Conservative Allocation	$(375,512)	$568,781	$(40,923)	$(1,432)	$772,650	$1,356,877	$4,648,554	$6,005,431
Partner Technology	$(198,305)	$(104,343)	$(21,497)	$(79)	$1,665	$635,653	$2,558,351	$3,194,004
Partner Healthcare	$(24,892)	$47,131	$(1,838)	$(208)	$89,099	$116,010	$206,676	$322,686
Partner Natural Resources	$(37,202)	$101,534	$(3,546)	$(366)	$182,560	$273,935	$389,197	$663,132
Partner Emerging Markets	$(45,727)	$158,442	$(4,214)	$(460)	$270,253	$423,834	$378,619	$802,453
Real Estate Securities	$(209,853)	$(339,879)	$(24,004)	$(349)	$(146,120)	$555,285	$2,595,749	$3,151,034
Partner Utilities	$(8,820)	$6,586	$(901)	$(122)	$36,201	$45,471	$105,263	$150,734
Partner Small Cap Growth	$(104,957)	$(107,478)	$(11,886)	$(506)	$41,724	$442,896	$1,327,093	$1,769,989
Partner Small Cap Value	$(211,909)	$(136,504)	$(24,952)	$(647)	$108,311	$781,466	$2,773,705	$3,555,171
Small Cap Stock	$(401,246)	$(482,948)	$(45,171)	$(144)	$(173,927)	$1,216,842	$5,633,320	$6,850,162
Small Cap Index	$(902,507)	$(1,398,334)	$(105,682)	$(562)	$(1,086,977)	$2,213,431	$13,497,188	$15,710,619
Mid Cap Growth II	$(40,968)	$(30,700)	$(5,124)	$(4)	$(15,194)	$144,624	$573,588	$718,212
Mid Cap Growth	$(298,324)	$(96,797)	$(37,740)	$(1,155)	$337,104	$1,678,453	$4,366,625	$6,045,078
Partner Mid Cap Value	$(34,786)	$(8,213)	$(3,801)	$(504)	$108,010	$236,354	$439,689	$676,043
Mid Cap Stock	$(389,376)	$(485,433)	$(47,025)	$(133)	$(228,514)	$1,223,340	$5,765,594	$6,988,934
Mid Cap Index	$(284,560)	$(398,830)	$(35,205)	$(559)	$(95,895)	$966,638	$4,128,071	$5,094,709
Partner Worldwide Allocation	$(59,057)	$46,993	$(5,999)	$(1,058)	$307,549	$436,435	$675,298	$1,111,733
Partner International Stock	$(867,987)	$(1,068,565)	$(102,438)	$(790)	$(220,588)	$934,029	$13,124,030	$14,058,059
Partner Socially Responsible Stock	$(4,279)	$308	$(187)	$(94)	$16,295	$23,087	$22,457	$45,544
Partner All Cap Growth	$(23,656)	$128,159	$(5,885)	$(265)	$201,602	$464,054	$838,822	$1,302,876
Partner All Cap Value	$(10,588)	$66,253	$(2,388)	$(133)	$93,428	$164,813	$289,882	$454,695
Partner All Cap	$(110,816)	$(119,922)	$(13,207)	$(481)	$(48,050)	$208,800	$1,600,168	$1,808,968
Large Cap Growth II	$(28,879)	$(13,584)	$(3,903)	$(42)	$21,393	$62,483	$467,696	$530,179
Large Cap Growth	$(576,504)	$(725,630)	$(67,641)	$(184)	$(253,041)	$617,625	$8,316,947	$8,934,572
Partner Growth Stock	$(112,212)	$6,467	$(14,753)	$(925)	$219,092	$536,182	$1,727,432	$2,263,614
Large Cap Value	$(352,185)	$(407,161)	$(45,199)	$(599)	$4,485	$708,793	$5,488,566	$6,197,359
Large Cap Stock	$(832,346)	$(857,291)	$(90,051)	$(134)	$(203,028)	$1,026,402	$11,513,397	$12,539,799
Large Cap Index	$(1,626,601)	$(1,988,876)	$(176,094)	$(762)	$(838,806)	$2,425,817	$22,977,922	$25,403,739
Equity Income Plus	$(5,888)	$64,426	$(419)	$(454)	$133,212	$156,759	$40,743	$197,502
Balanced	$(583,806)	$(669,177)	$(60,617)	$(8)	$(580,955)	$410,850	$7,858,371	$8,269,221
High Yield	$(172,417)	$98,681	$(21,984)	$(667)	$283,609	$666,373	$2,477,043	$3,143,416
Diversified Income Plus	$(160,860)	$145,196	$(20,640)	$(139)	$182,649	$579,523	$2,389,294	$2,968,817
Partner Socially Responsible Bond	$(3,033)	$50,468	$(486)	$(48)	$59,783	$64,135	$19,546	$83,681
Income	$(205,877)	$(149,616)	$(23,557)	$(338)	$20,781	$337,211	$2,713,284	$3,050,495
Bond Index	$(299,558)	$(148,305)	$(32,972)	$(296)	$(34,505)	$336,563	$3,912,680	$4,249,243
Limited Maturity Bond	$(252,998)	$(201,779)	$(30,645)	$(525)	$6,735	$201,180	$3,540,542	$3,741,722
Mortgage Securities	$(44,045)	$(9,114)	$(5,807)	$(20)	$32,894	$110,479	$636,931	$747,410
Money Market	$(282,559)	$(531,950)	$(21,606)	$(773)	$(43,115)	$(43,115)	$2,585,435	$2,542,320

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Notes to Financial Statements

As of December 31, 2011

(1) ORGANIZATION

The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 41 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (b)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

Subaccount	Series
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the three contract types within the Variable Account:

•	Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.

•

Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.

•

Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 contract years and guaranteed not to exceed 0.40% thereafter.

Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account. Refer to the product prospectus for the applicable rate.

Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial. Refer to the product prospectus for the applicable rate.

Thrivent Financial charges a monthly administrative fee for administrative expenses. Refer to the product prospectus for the applicable administrative charge rates.

Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.

Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year. Refer to the product prospectus for the applicable charge.

Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.

Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only. Refer to the product prospectus for applicable charges.

Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only. Refer to the product prospectus for applicable charges.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Additionally, during the year ended December 31, 2011, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at December 31, 2009	Units Issued	Units Redeemed	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011
Aggressive Allocation	3,113,438	1,241,004	(854,551)	3,499,891	1,140,915	(802,094)	3,838,712
Moderately Aggressive Allocation	5,986,424	2,242,130	(1,584,975)	6,643,579	2,131,873	(1,339,778)	7,435,674
Moderate Allocation	2,485,333	1,080,412	(649,469)	2,916,276	942,482	(567,866)	3,290,892
Moderately Conservative Allocation	388,023	223,126	(158,970)	452,179	176,558	(115,905)	512,832
Partner Technology	313,802	151,203	(152,908)	312,097	93,997	(93,187)	312,907
Partner Healthcare	18,645	19,589	(12,041)	26,193	14,121	(11,003)	29,311
Partner Natural Resources	47,248	47,693	(25,738)	69,203	43,882	(23,237)	89,848
Partner Emerging Markets	38,416	50,411	(24,886)	63,941	34,537	(30,122)	68,356
Real Estate Securities	176,984	158,742	(164,938)	170,788	85,257	(92,057)	163,988
Partner Utilities	13,345	9,986	(5,420)	17,911	15,797	(5,378)	28,330
Partner Small Cap Growth	110,100	120,700	(115,136)	115,664	63,753	(68,727)	110,690
Partner Small Cap Value	174,619	169,238	(159,910)	183,947	98,285	(117,222)	165,010
Small Cap Stock	422,898	193,003	(202,738)	413,163	104,143	(121,635)	395,671
Small Cap Index	774,677	224,718	(275,178)	724,217	133,401	(173,739)	683,879
Mid Cap Growth II	34,624	22,974	(23,523)	34,075	14,458	(13,389)	35,144
Mid Cap Growth	278,388	220,599	(187,703)	311,284	128,926	(127,939)	312,271
Partner Mid Cap Value	37,622	44,707	(33,961)	48,368	26,729	(28,436)	46,661
Mid Cap Stock	426,013	171,778	(185,815)	411,976	103,334	(133,736)	381,574
Mid Cap Index	283,102	176,182	(177,285)	281,999	88,576	(99,248)	271,327
Partner Worldwide Allocation	84,205	103,070	(65,067)	122,208	74,239	(52,195)	144,252
Partner International Stock	875,123	617,561	(616,880)	875,804	340,423	(389,841)	826,386
Partner Socially Responsible Stock	2,545	3,620	(1,800)	4,365	7,644	(1,545)	10,464
Partner All Cap Growth	104,441	48,449	(23,456)	129,434	41,814	(34,505)	136,743
Partner All Cap Value	36,801	25,745	(13,980)	48,566	11,381	(11,530)	48,417
Partner All Cap	115,363	73,916	(76,738)	112,541	50,686	(56,353)	106,874
Large Cap Growth II	38,963	29,839	(27,713)	41,089	18,881	(21,369)	38,601
Large Cap Growth	655,545	479,192	(497,498)	637,239	268,638	(316,975)	588,902
Partner Growth Stock	135,191	147,599	(124,157)	158,633	94,434	(100,430)	152,637
Large Cap Value	424,079	356,795	(351,702)	429,172	216,742	(241,814)	404,100
Large Cap Stock	1,169,231	512,551	(533,145)	1,148,637	292,803	(344,998)	1,096,442
Large Cap Index	1,937,188	529,008	(592,334)	1,873,862	347,124	(436,495)	1,784,491
Equity Income Plus	4,960	32,161	(16,439)	20,682	45,143	(28,708)	37,117
Balanced	557,680	138,042	(176,351)	519,371	91,414	(112,707)	498,078
High Yield	155,458	144,451	(125,258)	174,651	85,660	(96,600)	163,711
Diversified Income Plus	170,647	104,845	(89,602)	185,890	64,454	(74,496)	175,848
Partner Socially Responsible Bond	1,716	7,270	(2,191)	6,795	4,523	(3,747)	7,571
Income	207,637	154,023	(151,285)	210,375	106,740	(131,196)	185,919
Bond Index	249,559	122,313	(119,383)	252,489	95,199	(93,909)	253,779
Limited Maturity Bond	289,135	243,026	(240,850)	291,311	137,903	(162,552)	266,662
Mortgage Securities	50,417	39,672	(37,201)	52,888	26,445	(30,437)	48,896
Money Market	2,192,223	2,378,254	(2,410,976)	2,159,501	1,961,398	(1,738,683)	2,382,216

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$8,426,135	$3,083,563
Moderately Aggressive Allocation	16,133,245	3,837,713
Moderate Allocation	9,308,031	3,135,956
Moderately Conservative Allocation	2,043,939	1,045,674
Partner Technology	253,612	234,541
Partner Healthcare	86,198	38,586
Partner Natural Resources	299,535	90,640
Partner Emerging Markets	255,487	197,899
Real Estate Securities	298,842	459,100
Partner Utilities	124,873	28,457
Partner Small Cap Growth	230,425	332,104
Partner Small Cap Value	249,278	644,798
Small Cap Stock	366,653	670,149
Small Cap Index	1,062,742	1,403,638
Mid Cap Growth II	155,278	104,991
Mid Cap Growth	741,008	795,347
Partner Mid Cap Value	128,191	160,729
Mid Cap Stock	362,178	874,827
Mid Cap Index	644,452	516,593
Partner Worldwide Allocation	364,526	122,479
Partner International Stock	709,417	1,527,711
Partner Socially Responsible Stock	75,481	11,532
Partner All Cap Growth	155,053	87,597
Partner All Cap Value	41,852	44,098
Partner All Cap	276,677	353,050
Large Cap Growth II	74,471	96,117
Large Cap Growth	548,152	1,175,476
Partner Growth Stock	233,148	323,107
Large Cap Value	388,097	797,748
Large Cap Stock	648,162	1,229,716
Large Cap Index	1,292,894	2,126,033
Equity Income Plus	242,174	77,546
Balanced	944,193	857,030
High Yield	495,671	466,588
Diversified Income Plus	425,291	444,607
Partner Socially Responsible Bond	54,599	41,254
Income	386,117	622,130
Bond Index	635,087	548,627
Limited Maturity Bond	567,064	813,906
Mortgage Securities	136,748	170,775
Money Market	1,416,299	1,156,450

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for the year ended December 31, 2011, except as indicated in Note 1, follows:

Subaccount	2011	2010	2009	2008	2007

Aggressive Allocation
Units	3,838,712	3,499,891	3,113,438	2,388,600	1,616,015
Unit value	$9.72-$13.18	$10.12-$13.72	$8.61-$11.67	$6.59-$8.93	$14.23
Net assets	$48,223,084	$46,244,872	$35,352,766	$21,128,884	$23,003,596
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.30%	1.46%	4.53%	1.54%	0.56%
Total return (c)	(3.93)%	17.53%	30.62%	(34.07)-(37.23)%	9.33%

Moderately Aggressive Allocation
Units	7,435,674	6,643,579	5,986,424	4,738,539	3,366,028
Unit value	$10.04-$13.25	$10.34-$13.64	$8.96-$11.82	$6.90-$9.10	$13.67
Net assets	$93,838,330	$87,252,053	$68,852,862	$42,622,409	$46,005,161
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.98%	2.28%	4.98%	2.06%	0.80%
Total return (c)	(2.86)%	15.43%	29.80%	(30.98)-(33.40)%	7.75%

Moderate Allocation
Units	3,290,892	2,916,276	2,485,333	2,044,088	1,516,360
Unit value	$10.57-$13.51	$10.68-$13.65	$9.39-$12.01	$7.40-$9.46	$13.09
Net assets	$42,692,985	$38,503,388	$28,994,836	$19,117,901	$19,854,329
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.22%	2.53%	4.87%	2.47%	1.15%
Total return (c)	(1.03)%	13.68%	26.89%	(25.98)-(27.74)%	6.77%

Moderately Conservative Allocation
Units	512,832	452,179	388,023	329,513	256,140
Unit value	$11.02-$13.49	$11.00-$13.46	$12.08-$12.08	$8.06-$9.86	$12.42
Net assets	$6,794,784	$6,005,431	$4,648,554	$3,242,446	$3,181,341
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.16%	2.41%	4.26%	2.68%	1.62%
Total return (c)	0.20%	11.41%	22.53%	(19.44)-(20.61)%	5.62%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008		2007

Partner Technology
Units	312,907	312,097	313,802	315,089		299,568
Unit value	$8.00-$11.00	$9.18-$12.62	$7.35-$10.09	$4.69-$6.45		$9.08-$12.47
Net assets	$2,803,864	$3,194,004	$2,558,351	$1,639,711		$2,981,666
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%		0.00%
Total return (c)	(12.83)%	25.00%	56.58%	(41.83	)-(48.32)%	11.07%

Partner Healthcare
Units	29,311	26,193	18,645	10,259		—
Unit value	$11.85	$12.32	$11.09	$8.95		—
Net assets	$347,412	$322,686	$206,676	$91,841		—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		—
Investment income ratio (b)	0.00%	0.15%	0.01%	0.14%		—
Total return (c)	(3.79)%	11.13%	23.83%	(10.48)%		—

Partner Natural Resources
Units	89,848	69,203	47,248	14,190		—
Unit value	$8.35	$9.58	$8.24	$5.73		—
Net assets	$750,402	$663,132	$389,197	$81,330		—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		—
Investment income ratio (b)	0.07%	0.08%	0.00%	0.19%		—
Total return (c)	(12.84)%	16.33%	43.72%	(42.68)%		—

Partner Emerging Markets
Units	68,356	63,941	38,416	6,632		—
Unit value	$11.19	$12.55	$9.86	$5.64		—
Net assets	$764,999	$802,453	$378,619	$37,414		—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		—
Investment income ratio (b)	1.06%	0.00%	1.06%	1.08%		—
Total return (c)	(10.82)%	27.33%	74.70%	(43.58)%		—

Real Estate Securities
Units	163,988	170,788	176,984	164,962		157,973
Unit value	$10.42-$24.99	$9.57-$22.97	$7.51-$18.00	$5.81-$13.95		$17.09-$22.22
Net assets	$3,264,637	$3,151,034	$2,595,749	$1,902,844		$2,924,713
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		0.00%
Investment income ratio (b)	0.00%	2.89%	4.34%	6.79%		1.36%
Total return (c)	8.83%	27.56%	29.08%	(41.86)-(37.24)%		(16.81)%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner Utilities
Units	28,330	17,911	13,345	6,160	—
Unit value	$9.18	$8.42	$7.89	$7.04	—
Net assets	$260,077	$150,734	$105,263	$43,380	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	2.46%	2.10%	0.00%	2.41%	—
Total return (c)	9.09%	6.69%	12.00%	(29.57)%	—

Partner Small Cap Growth
Units	110,690	115,664	110,100	100,530	84,110
Unit value	$10.73-$19.92	$11.16-$20.72	$8.66-$16.08	$6.43-$11.93	$14.14-$21.02
Net assets	$1,613,030	$1,769,989	$1,327,093	$912,813	$1,368,455
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.09%	0.01%	0.00%
Total return (c)	(3.85)%	28.86%	34.75%	(35.73)-(43.23)%	8.52%

Partner Small Cap Value
Units	165,010	183,947	174,619	170,209	154,503
Unit value	$11.30-$25.09	$11.53-$25.60	$9.34-$20.73	$7.17-$15.92	$15.42-$21.82
Net assets	$3,086,564	$3,555,171	$2,773,705	$2,108,402	$2,618,101
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.21%	1.02%	0.87%	1.32%	0.35%
Total return (c)	(1.99)%	23.46%	30.24%	(28.32)-(27.05)%	(1.03)%

Small Cap Stock
Units	395,671	413,163	422,898	409,067	406,295
Unit value	$9.68-$17.13	$10.23-$18.09	$8.17-$14.46	$6.79-$12.01	$15.75-$19.22
Net assets	$6,205,152	$6,850,162	$5,633,320%	$4,562,402	$7,288,106
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.04%	0.97%	1.07%	0.28%
Total return (c)	(5.31)%	25.09%	20.38%	(32.10)-(37.52)%	6.14%

Small Cap Index
Units	683,879	724,217	774,677	811,671	839,334
Unit value	$11.37-$23.15	$11.31-$23.03	$8.98-$18.29	$7.17-$14.60	$14.96-$21.18
Net assets	$14,866,077	$15,710,619	$13,497,188%	$11,350,295	$17,115,461
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.83%	0.84%	1.98%	1.20%	0.62%
Total return (c)	0.54%	25.88%	25.29%	(28.31)-(31.07)%	(0.51)%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Mid Cap Growth II
Units	35,144	34,075	34,624	39,691	40,226
Unit value	$11.27-$24.06	$11.78-$25.15	$9.20-$19.64	$6.16-$13.15	$16.84-$22.96
Net assets	$703,779	$718,212	$573,588	$448,776	$796,289
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.10%	0.00%	0.00%	0.31%	0.47%
Total return (c)	(4.31)%	28.03%	49.31%	(38.40)-(42.71)%	19.80%

Mid Cap Growth
Units	312,271	311,284	278,388	265,591	259,709
Unit value	$11.61-$23.76	$12.28-$25.13	$9.51-$19.46	$6.30-$12.89	$16.14-$21.90
Net assets	$5,638,750	$6,045,078	$4,366,625	$2,787,364	$4,637,248
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.32%	0.25%	0.02%	1.20%	0.39%
Total return (c)	(5.43)%	29.11%	50.94%	(36.99)-(41.13)%	19.92%

Partner Mid Cap Value
Units	46,661	48,368	37,622	30,246	26,831
Unit value	$10.18-$13.84	$10.87-$14.77	$8.71-$11.84	$6.58-$8.95	$13.78
Net assets	$602,674	$676,043	$439,689	$268,954	$369,720
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.21%	0.86%	1.14%	1.64%	0.00%
Total return (c)	(6.33)%	24.73%	32.33%	(34.17)-(35.05)%	3.15%

Mid Cap Stock
Units	381,574	411,976	426,013	406,541	413,008
Unit value	$10.39-$16.00	$11.09-$17.07	$8.83-$13.60	$6.35-$9.77	$16.35-$16.50
Net assets	$6,062,963	$6,988,934	$5,765,594	$3,958,659	$6,792,645
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.04%	0.48%	0.61%	1.20%	0.81%
Total return (c)	(6.28)%	25.59%	39.10%	(36.52)-(40.00)%	5.70%

Mid Cap Index
Units	271,327	281,999	283,102	276,638	270,576
Unit value	$10.93-$19.37	$11.18-$19.81	$8.88-$15.74	$6.49-$11.51	$15.37-$18.07
Net assets	$4,761,781	$5,094,709	$4,128,071	$2,960,741	$4,550,573
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.81%	1.05%	1.94%	1.43%	0.95%
Total return (c)	(2.23)%	25.91%	36.69%	(35.06)-(36.29)%	7.62%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner Worldwide Allocation
Units	144,252	122,208	84,205	43,068	—
Unit value	$7.99	$9.10	$8.02	$6.09	—
Net assets	$1,153,199	$1,111,733	$675,298	$262,315	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	2.20%	1.55%	2.22%	1.31%	—
Total return (c)	(12.12)%	13.43%	31.67%	(39.09)%	—

Partner International Stock
Units	826,386	875,804	875,123	875,070	905,928
Unit value	$7.14-$16.22	$8.30-$18.84	$7.63-$17.32	$6.11-$13.87	$17.67-$23.56
Net assets	$11,399,702	$14,058,059	$13,124,030	$10,581,931	$18,700,547
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.04%	1.98%	2.40%	5.16%	1.33%
Total return (c)	(13.90)%	8.78%	24.80%	(38.89)-(41.10)%	10.57%

Partner Socially Responsible Stock
Units	10,464	4,365	2,545	912	—
Unit value	$10.24	$10.43	$8.82	$6.50	—
Net assets	$107,204	$45,544	$22,457	$5,931	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.00%	0.13%	0.78%	0.29%	—
Total return (c)	(1.82)%	18.31%	35.65%	(34.98)%	—

Partner All Cap Growth
Units	136,743	129,434	104,441	9,852	—
Unit value	$9.35	$10.07	$8.03	$5.34	—
Net assets	$1,278,286	$1,302,876	$838,822	$52,640	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.00%	0.00%	0.00%	0.79%	—
Total return (c)	(7.13)%	25.33%	50.32%	(46.57)%	—

Partner All Cap Value
Units	48,417	48,566	36,801	5,352	—
Unit value	$8.41	$9.36	$7.88	$5.58	—
Net assets	$407,229	$454,695	$289,882	$29,853	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.59%	0.00%	1.53%	2.42%	—
Total return (c)	(10.16)%	18.86%	41.20%	(44.21)%	—

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner All Cap
Units	106,874	112,541	115,363	113,430	82,161
Unit value	$8.81-$18.53	$9.26-$19.47	$7.96-$16.74	$6.19-$13.03	$18.69-$22.81
Net assets	$1,627,514	$1,808,968	$1,600,168	$1,254,702	$1,646,249
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.63%	0.71%	1.36%	0.00%	0.43%
Total return (c)	(4.82)%	16.34%	28.48%	(38.07)-(42.91)%	20.37%

Large Cap Growth II
Units	38,601	41,089	38,963	38,898	40,273
Unit value	$8.87-$13.98	$9.46-$14.91	$8.73-$13.76	$6.25-$9.85	$14.32-$16.95
Net assets	$466,513	$530,179	$467,696	$339,564	$607,657
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.14%	0.30%	0.61%	0.66%	0.63%
Total return (c)	(6.25)%	8.35%	39.78%	(37.53)-(41.92)%	16.47%

Large Cap Growth
Units	588,902	637,239	655,545	654,418	641,657
Unit value	$9.25-$15.68	$9.77-$16.56	$8.82-$14.95	$6.24-$10.57	$14.36-$18.23
Net assets	$7,828,779	$8,934,572	$8,316,947	$5,878,840	$10,001,961
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.55%	0.61%	0.79%	1.25%	1.11%
Total return (c)	(5.27)%	10.73%	41.40%	(37.63)-(42.00)%	16.75%

Partner Growth Stock
Units	152,637	158,633	135,191	141,276	137,168
Unit value	$10.15-$17.83	$10.31-$18.10	$8.84-$15.52	$6.17-$10.84	$14.46-$18.73
Net assets	$2,139,860	$2,263,614	$1,727,432	$1,270,802	$2,144,063
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.02%	0.31%	0.82%	0.50%
Total return (c)	(1.48)%	16.62%	43.17%	(38.27)-(42.13)%	9.27%

Large Cap Value
Units	404,100	429,172	424,079	409,831	421,457
Unit value	$8.98-$16.61	$9.26-$17.14	$8.22-$15.22	$6.79-$12.57	$15.18-$19.14
Net assets	$5,605,008	$6,197,359	$5,488,566	$4,403,195	$6,907,395
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.02%	1.41%	1.94%	3.81%	1.18%
Total return (c)	(3.08)%	12.61%	21.11%	(32.10)-(34.33)%	4.69%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Large Cap Stock
Units	1,096,442	1,148,637	1,169,231	1,164,546	1,181,635
Unit value	$8.87-$11.57	$9.29-$12.12	$8.39-$10.94	$6.57-$8.57	$11.83-$13.76
Net assets	$11,410,034	$12,539,799	$11,513,397	$8,953,578	$14,586,619
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.01%	0.77%	1.01%	3.18%	1.11%
Total return (c)	(4.57)%	10.82%	27.59%	(34.27)-(37.68)%	7.57%

Large Cap Index
Units	1,784,491	1,873,862	1,937,188	2,061,663	2,018,100
Unit value	$9.75-$13.96	$9.59-$13.73	$8.37-$11.98	$6.63-$9.49	$14.05-$15.09
Net assets	$24,577,360	$25,403,739	$22,977,922	$19,340,493	$30,229,663
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.62%	1.89%	3.07%	2.35%	1.66%
Total return (c)	1.71%	14.63%	26.20%	(33.71)-(37.12)%	5.17%

Equity Income Plus
Units	37,117	20,682	4,960	1,538	—
Unit value	$9.32	$9.55	$8.22	$7.04	—
Net assets	$345,741	$197,502	$40,743	$10,826	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.32%	2.17%	2.75%	5.35%	—
Total return (c)	(2.45)%	16.23%	16.68%	(29.58)%	—

Balanced
Units	498,078	519,371	557,680	574,722	590,295
Unit value	$10.96-$17.37	$10.52-$16.67	$9.29-$14.71	$7.63-$12.08	$13.20-$16.34
Net assets	$8,231,574	$8,269,221	$7,858,371	$6,658,235	$9,281,624
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.18%	2.59%	4.40%	3.81%	3.04%
Total return (c)	4.18%	13.29%	21.76%	(23.70)-(26.06)%	5.47%

High Yield
Units	163,711	174,651	155,458	152,162	158,561
Unit value	$13.39-$23.88	$12.79-$22.81	$11.16-$19.91	$7.78-$13.88	$12.98-$17.58
Net assets	$3,078,547	$3,143,416	$2,477,043	$1,689,091	$2,227,257
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	7.76%	8.17%	9.09%	9.02%	8.06%
Total return (c)	4.70%	14.57%	43.49%	(22.20)-(21.06)%	2.75%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Diversified Income Plus
Units	175,848	185,890	170,647	165,155	171,281
Unit value	$12.08-$17.57	$11.81-$17.18	$10.19-$14.83	$7.66-$11.14	$12.65-$14.52
Net assets	$2,874,346	$2,968,817	$2,389,294	$1,746,723	$2,359,065
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.93%	4.86%	7.95%	6.73%	1.87%
Total return (c)	2.31%	15.85%	33.06%	(23.40)-(23.24)%	(0.98)%

Partner Socially Responsible Bond
Units	7,571	6,795	1,716	84	—
Unit value	$13.14	$12.32	$11.40	$10.27	—
Net assets	$99,486	$83,681	$19,546	$867	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	2.79%	3.11%	3.22%	2.67%	—
Total return (c)	6.70%	8.05%	10.99%	2.68%	—

Income
Units	185,919	210,375	207,637	218,079	225,362
Unit value	$12.75-$16.71	$12.04-$15.77	$10.79-$14.14	$8.90-$11.66	$11.72-$13.07
Net assets	$2,851,116	$3,050,495	$2,713,284	$2,350,312	$2,722,562
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.42%	5.03%	5.75%	5.73%	5.28%
Total return (c)	5.94%	11.55%	21.29%	(11.03)-(10.84)%	3.80%

Bond Index
Units	253,779	252,489	249,559	261,571	267,400
Unit value	$12.63-$21.36	$11.67-$19.74	$10.68-$18.07	$9.85-$16.66	$11.67-$16.80
Net assets	$4,531,287	$4,249,243	$3,912,680	$3,795,861	$3,942,066
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.82%	3.12%	3.98%	4.87%	4.87%
Total return (c)	8.21%	9.24%	8.47%	(1.51)-(0.82)%	5.69%

Limited Maturity Bond
Units	266,662	291,311	289,135	288,522	314,284
Unit value	$11.37-$13.53	$11.27-$13.41	$10.70-$12.74	$9.39-$11.17	$11.30-$11.94
Net assets	$3,446,879	$3,741,722	$3,540,542	$3,094,756	$3,600,906
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.20%	3.24%	4.14%	4.56%	4.73%
Total return (c)	0.90%	5.25%	14.04%	(6.15)-(6.46)%	4.00%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Mortgage Securities
Units	48,896	52,888	50,417	56,938	62,032
Unit value	$12.51-$14.96	$11.97-$14.32	$10.68-$12.77	$9.45-$11.30	$11.68-$11.89
Net assets	$721,534	$747,410	$636,931	$636,514	$729,640
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.84%	3.43%	3.56%	4.53%	4.98%
Total return (c)	4.52%	12.09%	13.02%	(5.50)-(4.96)%	5.12%

Money Market
Units	2,382,216	2,159,501	2,192,223	2,550,168	2,255,670
Unit value	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.15
Net assets	$2,802,168	$2,542,320	$2,585,435	$3,000,734	$2,587,184
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.43%	2.89%	5.05%
Total return (c)	0.00%	0.00%	0.43%	1.67-2.96%	5.17%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period or from the inception date through the end of the reporting period.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE

Unit value information and financial ratios for each subaccount are as follows:

Year Ended December 31, 2011	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2008
Aggressive Allocation	683,784	$9.72	$6,649,040
Moderately Aggressive Allocation	1,458,191	10.04	14,647,234
Moderate Allocation	599,654	10.57	6,337,551
Moderately Conservative Allocation	49,507	11.02	545,499
Partner Technology	2,584	9.93	25,643
Partner Healthcare	5,046	11.85	59,810
Partner Natural Resources	13,979	8.35	116,750
Partner Emerging Markets	14,053	11.19	157,270
Real Estate Securities	10,590	10.42	110,335
Partner Utilities	4,156	9.18	38,151
Partner Small Cap Growth	12,441	10.73	133,511
Partner Small Cap Value	13,903	11.30	157,060
Small Cap Stock	4,019	9.68	38,911
Small Cap Index	13,678	11.37	155,493
Mid Cap Growth II	379	11.27	4,273
Mid Cap Growth	43,730	11.61	507,780
Partner Mid Cap Value	11,745	10.18	119,540
Mid Cap Stock	3,973	10.39	41,293
Mid Cap Index	14,065	10.93	153,693
Partner Worldwide Allocation	37,346	7.99	298,552
Partner International Stock	24,282	7.14	173,438
Partner Socially Responsible Stock	3,486	10.24	35,715
Partner All Cap Growth	6,389	9.35	59,721
Partner All Cap Value	2,888	8.41	24,288
Partner All Cap	11,737	8.81	103,409
Large Cap Growth II	937	8.87	8,312
Large Cap Growth	4,958	9.25	45,868
Partner Growth Stock	21,643	10.15	219,782
Large Cap Value	20,050	8.98	179,956
Large Cap Stock	7,135	8.87	63,279
Large Cap Index	21,010	9.75	204,924
Equity Income Plus	12,564	9.32	117,032
Balanced	1,594	10.96	17,483
High Yield	13,333	13.39	178,537
Diversified Income Plus	4,242	12.08	51,251
Partner Socially Responsible Bond	1,768	13.14	23,237
Income	4,929	12.75	62,866
Bond Index	11,429	12.63	144,344
Limited Maturity Bond	11,395	11.37	129,520
Mortgage Securities	702	12.51	8,786
Money Market	140,716	1.02	143,684

			$32,292,820

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2011	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2003
Aggressive Allocation	2,529,183	$13.18	$33,328,154
Moderately Aggressive Allocation	4,874,230	13.25	64,574,830
Moderate Allocation	2,008,547	13.51	27,133,068
Moderately Conservative Allocation	353,462	13.49	4,767,432
Partner Technology	98,258	11.00	1,080,631
Partner Healthcare	16,992	11.85	201,400
Partner Natural Resources	49,071	8.35	409,836
Partner Emerging Markets	31,567	11.19	353,282
Real Estate Securities	117,752	19.22	2,263,510
Partner Utilities	15,461	9.18	141,938
Partner Small Cap Growth	73,295	13.40	982,356
Partner Small Cap Value	116,998	17.72	2,073,729
Small Cap Stock	175,175	14.04	2,458,813
Small Cap Index	118,159	16.35	1,931,647
Mid Cap Growth II	21,371	17.65	377,226
Mid Cap Growth	200,021	17.51	3,502,876
Partner Mid Cap Value	28,192	13.84	390,086
Mid Cap Stock	151,622	15.86	2,405,152
Mid Cap Index	129,565	16.47	2,134,542
Partner Worldwide Allocation	66,644	7.99	532,774
Partner International Stock	439,457	12.16	5,344,651
Partner Socially Responsible Stock	5,882	10.24	60,256
Partner All Cap Growth	125,458	9.35	1,172,795
Partner All Cap Value	41,628	8.41	350,133
Partner All Cap	71,315	15.18	1,082,633
Large Cap Growth II	31,521	11.81	372,323
Large Cap Growth	412,718	12.35	5,097,323
Partner Growth Stock	102,168	13.76	1,406,047
Large Cap Value	278,053	13.18	3,664,047
Large Cap Stock	315,663	11.57	3,652,005
Large Cap Index	261,408	13.00	3,398,348
Equity Income Plus	19,984	9.32	186,149
Balanced	122,178	14.02	1,713,400
High Yield	110,777	17.64	1,954,218
Diversified Income Plus	85,509	15.32	1,310,016
Partner Socially Responsible Bond	3,959	13.14	52,018
Income	136,678	14.98	2,047,785
Bond Index	121,226	14.84	1,799,267
Limited Maturity Bond	185,625	12.80	2,375,348
Mortgage Securities	31,166	14.69	457,935
Money Market	1,509,823	1.18	1,787,599

			$190,327,578

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2011	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life - 1997
Aggressive Allocation	625,745	$13.18	$8,245,890
Moderately Aggressive Allocation	1,103,253	13.25	14,616,266
Moderate Allocation	682,691	13.51	9,222,366
Moderately Conservative Allocation	109,863	13.49	1,481,853
Partner Technology	212,065	8.00	1,697,590
Partner Healthcare	7,273	11.85	86,202
Partner Natural Resources	26,798	8.35	223,816
Partner Emerging Markets	22,736	11.19	254,447
Real Estate Securities	35,646	24.99	890,792
Partner Utilities	8,713	9.18	79,988
Partner Small Cap Growth	24,954	19.92	497,163
Partner Small Cap Value	34,109	25.09	855,775
Small Cap Stock	216,477	17.13	3,707,428
Small Cap Index	552,042	23.15	12,778,937
Mid Cap Growth II	13,394	24.06	322,280
Mid Cap Growth	68,520	23.76	1,628,094
Partner Mid Cap Value	6,724	13.84	93,048
Mid Cap Stock	225,979	16.00	3,616,518
Mid Cap Index	127,697	19.37	2,473,546
Partner Worldwide Allocation	40,262	7.99	321,873
Partner International Stock	362,647	16.22	5,881,613
Partner Socially Responsible Stock	1,096	10.24	11,233
Partner All Cap Growth	4,896	9.35	45,770
Partner All Cap Value	3,901	8.41	32,808
Partner All Cap	23,822	18.53	441,472
Large Cap Growth II	6,143	13.98	85,878
Large Cap Growth	171,226	15.68	2,685,588
Partner Growth Stock	28,826	17.83	514,031
Large Cap Value	105,997	16.61	1,761,005
Large Cap Stock	773,644	9.95	7,694,750
Large Cap Index	1,502,073	13.96	20,974,088
Equity Income Plus	4,569	9.32	42,560
Balanced	374,306	17.37	6,500,691
High Yield	39,601	23.88	945,792
Diversified Income Plus	86,097	17.57	1,513,079
Partner Socially Responsible Bond	1,844	13.14	24,231
Income	44,312	16.71	740,465
Bond Index	121,124	21.36	2,587,676
Limited Maturity Bond	69,642	13.53	942,011
Mortgage Securities	17,028	14.96	254,813
Money Market	731,677	1.19	870,885

			$117,644,311

PART C. OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit Number	Name of Exhibit	Incorporated by Reference	Filed Herewith
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997
(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002
(b)	Custodian Agreement	Not Applicable
(c)(i)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(c)(ii)	Principal Underwriting Agreement	Post-Effective Amendment No. 13 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 20, 2006
(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on January 10, 2008
(d)(ii)	Contract Riders and Endorsements	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on January 10, 2008
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(e)	Application Form	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I , Registration Statement No. 333-148578, filed on April 19, 2010
(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(g)(ii)	Reinsurance Agreement with The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011

(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #I94119US-07	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. I97231US-09	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. Dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion & Consent of Counsel		X
(l)	Actuarial Opinion		X
(m)	Calculation		X
(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP		X
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 20, 2009
(r)(i)	Power of Attorney forms for Dr. Addie J. Butler, F. Mark Kuhlmann, Richard C. Lundell, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, Dr. Kurt M. Senske, James H. Scott, Allan R. Spies, and Adrian M. Tocklin	Pre-Effective Amendment No. 1 to the registration statement on the Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on March 28, 2008
(r)(ii)	Power of Attorney form for Frederick G. Kraegel	Post-Effective No. 1 to the registration statement on the Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 20, 2009
(r)(iii)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 2 to the registration statement on the Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 19, 2010
(r)(iv)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske		X

Item 27.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Kurt M. Senske Lutheran Social Services of the South 8305 Cross Park Drive Austin, Texas 78714-5154	Chairman of the Board of Directors
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 53212-3299	Director
Dr. Addie J. Butler 5417 Laurens Street Philadelphia, Pennsylvania 19144	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
Richard C. Lundell 9993 East Purdue Scottsdale, Arizona 85258	Director
Paul W. Middeke 55 Forest Valley Court St. Charles, Missouri 63301	Director
Frank H. Moeller Enovate Enterprises 5926 Balcones Drive, Suite 290 Austin, Texas 78731	Director
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott Intersections Institute 61 Seminary Place Gettysburg, Pennsylvania 17325	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President and Chief Financial Officer
Pamela J. Moret	Senior Vice President, Strategic Development
Knut A. Olson	Senior Vice President, Financial Network
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Anne deBruin Sample	Senior Vice President and Chief Human Resource Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services
Marie A. Uhrich	Senior Vice President, Communications
James M. Odland	Vice President and Chief Compliance Officer
Paul B. Zastrow	Treasurer

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except for the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

ENTITY ORG CHART

THRIVENT FINANCIAL FOR LUTHERANS

Operations Center – 4321 N. Ballard Road, Appleton, WI 54919
Corporate Center – 625 Fourth Avenue South, Minneapolis, MN 55415

- A Wisconsin fraternal benefit society
- Investment adviser for Thrivent Series Fund, Inc.
- Investment adviser for Thrivent Financial Securities Lending Trust

Twin Bridge Capital Partners, LLC

- A Delaware LLC
- Thrivent Financial owns 49% of the managing member's membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

Thrivent White Rose Funds Limited Partnerships[1]

- A Delaware Limited Partnership
- Thrivent Financial owns a majority interest in the LLC and is also its managing member

Gold Ring Holdings, LLC

- A Delaware Limited Liability Company

SNI HOLDCO INC.

- A Delaware Corporation
- Majority-owned subsidiary of Thrivent Financial

SNI Companies

- A Delaware Company
- Wholly owned subsidiary of SNI Holdco Inc.

THRIVENT FINANCIAL HOLDINGS, INC.
4321 N. Ballard Rd.
Appleton, WI 54919

- A Delaware corporation

THRIVENT FINANCIAL BANK

122 East College Ave. Ste. 1E
Appleton, WI 54911-5741

- A Federal Savings Bank

NORTH MEADOWS INVESTMENT LTD.

4321 N. Ballard Rd
Appleton, WI

- A Wisconsin corporation

THRIVENT FINANCIAL INVESTOR SERVICES INC.

625 Fourth Avenue South, Minneapolis, MN

- A Pennsylvania corporation

THRIVENT INVESTMENT MANAGEMENT INC.

625 Fourth Avenue South
Minneapolis, MN

- A Delaware corporation
- 60% membership interest in TAM LLC as of 5/1/08

THRIVENT PROPERTY & CASUALTY INSURANCE AGENCY, INC.

625 Fourth Avenue S.
Minneapolis, MN

- A Minnesota corporation

THRIVENT FINANCIAL LIFELONG RESOURCES INC.

- A Minnesota corporation

THRIVENT INSURANCE AGENCY INC.

625 Fourth Ave. S.
Minneapolis, MN

- A Minnesota corporation

THRIVENT ASSET MANAGEMENT, LLC (TAM)

- A Delaware Limited Liability Company

THRIVENT LIFE INSURANCE COMPANY

625 Fourth Avenue S.
Minneapolis, MN

- A Minnesota corporation
- 40% membership interest in TAM LLC as of 5/1/08

[1]White Rose Funds, Limited Partnerships include:

- White Rose Fund I Equity Direct, L.P, 2007[3]
- White Rose Fund I Fund of Funds, L.P., 2007[3]
- White Rose Fund I Mezzanine Direct, L.P., 2007[3]
- Thrivent White Rose Fund II Equity Direct, L.P., 2008[3]
- Thrivent White Rose Fund II Fund of Funds, L.P., 2008[3]
- Thrivent White Rose Fund II Mezzanine Direct, L.P., 2008[3]
- Thrivent White Rose Fund III Equity Direct, L.P., 2009[3]
- Thrivent White Rose Fund III Fund of Funds, L.P., 2009[3]
- Thrivent White Rose Fund III Mezzanine Direct, L.P., 2009[3]
- Thrivent White Rose Fund IV Equity Direct, L.P., 2011[2, 3]
- Thrivent White Rose Fund IV Fund of Funds, L.P., 2011[3]
- Thrivent White Rose Fund IV, Mezzanine Direct, L.P., 2011[3]
- Thrivent White Rose Fund V Equity Direct, L.P., 2012[3]
- Thrivent White Rose Fund V Fund of Funds, L.P., 2012[3]
- Thrivent White Rose Fund V Mezzanine Direct, L.P., 2012[3]

[2]One Rock Voltage Investors, LLC

- A Delaware LLC
- Approximately 54% of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.

One Rock Voltage Holdings Corp.

- A Delaware Corporation
- Wholly owned subsidiary of One Rock Voltage Investors, LLC

Dixie Electric, LLC

- A Texas LLC
- A majority of its membership interests are owned by One Rock Voltage Holdings Corp.

3The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the contracts.

(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
James A. Thomsen	Director and President
Karen L. Larson	Director and Vice President
Randall L. Boushek	Director
Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President
Michael J. Haglin	Vice President
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Vice President
Nikki L. Sorum	Vice President
Eric W. Verseman	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President
Carolyn A. Tuohy	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance
Cynthia J. Nigbur	Assistant Secretary

(c)	Compensation from Registrant. Not Applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 32.	Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-148578, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 23rd day of April 2012.

Thrivent Variable Life Account I
(Registrant)

By:	Thrivent Financial for Lutherans
(Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of April, 2012.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer)

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

A majority of the Board of Directors:*

Dr. Addie J. Butler	F. Mark Kuhlmann	Alice M. Richter
Kirk D. Farney	Richard C. Lundell	James H. Scott
Bradford L. Hewitt	Paul W. Middeke	Dr. Kurt M. Senske
Mark A. Jeske	Frank H. Moeller	Allan R. Spies
Frederick G. Kraegel	Bonnie E. Raquet	Adrian M. Tocklin

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 23, 2012
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
l	Actuarial Opinion and Consent
m	Calculation
n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
r (iv)	Powers of Attorney for Mark A. Jeske and Kirk D. Farney